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                                CREDIT AGREEMENT


                  CREDIT AGREEMENT, dated as of December 18, 1996, between COMMUNITY MEDICAL TRANSPORT, INC., a Delaware corporation, having an office for the transaction of business at 45 Morris Street, Yonkers, New York, (hereinafter referred to as the "Company" or the "Borrower"), and ATLANTIC BANK OF NEW YORK, a New York banking corporation, with a principal office located at 960 Avenue of the Americas, New York, New York, (hereinafter referred to as the "Bank"), for itself and as agent (in which latter role it may be referred to as "Bank" or "Agent") for Fleet Bank, N.A., a national banking association having an office for the transaction of business at 244 Westchester Avenue, White Plains, New York (hereinafter referred to as "Fleet") and Israel Discount Bank of New York, a New York banking corporation with an office for the transaction of business located at 511 Fifth Avenue, New York, New York (hereinafter referred to as "IDB", and the Bank, Fleet and IDB, individually referred to as a "Lender" and collectively referred to as the "Lenders").

                  ARTICLE I

                  AMOUNT AND TERMS OF CREDIT

                  1.1 LOANS, CLOSING DATE. Subject to and upon the terms and conditions herein set forth, including the definitions contained in Article XII, the Lenders shall lend to the Company and the Company shall borrow from the Lenders the aggregate sum of $10,000,000.00 (the "Credit Amount"). Such borrowing is being made simultaneously with the execution of this Agreement (the "Closing Date").

                  1.2 REVOLVING CREDIT NOTE (FACILITY A). The Lenders shall establish a Revolving Line of Credit in favor of the Company, pursuant to which the Lenders will, in accordance with the terms of three Revolving Credit Notes substantially in the form annexed hereto as Exhibit "A", lend and re-lend to the Borrower amounts which shall not exceed at any one time the lesser of (i) SIX MILLION FIVE HUNDRED THOUSAND DOLLARS ($6,500,000) or (ii) the Borrowing Base. The Revolving Credit Notes shall mature on December 18, 1998.

                  1.3 TERM LOAN NOTES (FACILITIES B & C). $3,500,000 of the total borrowing will be evidenced by six TERM LOAN NOTES substantially in the forms annexed hereto as Exhibits "B" and "C". The Note evidencing Facility B will be in the principal sum of $2,000,000 and will mature on December 18, 1999. The Notes evidencing Facility C will be in the principal sum of $1,500,000 and will mature on December 18, 2000.

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                  1.4      CONTRIBUTION AND ALLOCATION OF LENDERS' FUNDS.

                  The Credit Amount shall be apportioned among the Lenders as follows: 60%, or $6,000,000 will be contributed by the Bank; 20%, or $2,000,000, shall be contributed by Fleet, and 20%, or $2,000,000 shall be contributed by IDB. The respective contributions of each Lender will be divided pro rata among Facilities A, B & C, expressed as follows:


                    Bank            Fleet          IDB           Total Facility

Facility A       $3,900,000      $1,300,000      $1,300,000        $ 6,500,000

Facility B       $1,200,000      $  400,000      $  400,000        $ 2,000,000

Facility C       $  900,000      $  300,000      $  300,000        $ 1,500,000
                 ----------      ----------      ----------         -----------
Total per                                                           Grand Total
  Lender         $6,000,000      $2,000,000      $2,000,000        $10,000,000

                  1.5 INTEREST. The Notes shall bear interest from the date thereof on the unpaid principal balance at each Lender's respective prime or Benchmark Rate, as the case may be, as announced to be in effect from time to time, plus one-half (0.5%) per cent, but in no event to exceed the maximum rate permitted by law. Interest shall be payable monthly on the first day of each month commencing on the first day of January, 1997, and continuing monthly thereafter on the same day until the entire unpaid balance is repaid in full. Interest shall be calculated on the basis of a 360-day year and actual days. In the event the Bank shall elect to accelerate any or all Notes due to any Event of Default as defined in Article IX hereto or other occurrence specified in this Agreement or the accompanying Notes, the rate of interest accruing hereunder shall be increased by three (3%) per cent per annum provided, however, that in no event shall the rate of interest accruing hereunder exceed the maximum rate allowable by law.

                  1.6 FEES. The following fees will apply to the credits established herein:

                  (a) Agent fee - $25,000, payable to the Atlantic Bank of New York on or before January 15, 1997.

                  (b) Up-front fee 3/8 of 1% of the Credit Amount, or $37,500. The fee shall be allocated to the Lenders in proportion to their respective contributions to the Credit Amount.

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                  (c)   Unused fee - 1/4 of 1% of average daily unused portion
                        of Facility A, payable quarterly, and allocated to the Lenders in proportion to their respective contributions to Facility A.

                  1.7 MECHANISM FOR BORROWING. Borrower may request advances on one business day's notice, only in writing sent via fax, hand delivery or mail to the Bank. Upon receipt, the Bank will notify Fleet and IDB as to the amount required from each of them. Fleet and IDB will, upon receipt of such notice from the Bank, immediately wire transfer to the Bank their pro rata share of the requested advance.

                  ARTICLE II

                  PREPAYMENTS

                  2.1 OPTIONAL PREPAYMENTS. Upon not less than five days prior written notice to the Bank, the Company shall have the right to prepay any or all of the Notes in whole or in part without penalty or premium. Unless otherwise specified or agreed, all prepayments shall be applied to Facilities B and C in inverse order of maturity. The Bank shall deliver to Lenders copies of all such notices.

                  ARTICLE III

                  SECURITY AND GUARANTEE

                  As security for and to guarantee the full and timely payment of the principal of and interest on the Notes and all other Indebtedness or liabilities of the Company to the Lenders, whether now existing or hereafter arising:

                  3.1 GUARANTEES. The Company shall cause to be duly executed and delivered to the Bank a guarantee of the Company's Indebtedness to the Lenders by Dean L. Sloane, Community Ambulette Service Inc., First Help Ambulance and Ambulette Inc., Century Ambulance and Ambulette, Inc., Elite Ambulance & Medical Coach, Inc., Empire Ambulance and Ambulette Inc. and all future subsidiaries of the Company (the "Guarantors"). All guarantees shall be unlimited as to time or amount except for the guarantee of Dean L. Sloane, which shall be limited to $1,000,000.

                  3.2 SECURITY INTEREST. The Company and the Guarantors shall duly execute and deliver to the Bank a security agreement, in form and substance satisfactory to the Lenders and their counsel, evidencing the granting by the Company of a security interest in and to the personal property set forth in the schedule marked Exhibit "D" annexed hereto.

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                  3.3 ACCOUNT BALANCE. The Company and each Guarantor mentioned in Section 3.1 hereby grant to the Lenders a security interest in and to any and all account balances maintained with any of the Lenders to the extent of the entire interest therein of the Company and/or Guarantor.

                  3.4 FILING AND RECORDING. The Company shall, at its cost and expense, cause all instruments and documents given as security pursuant to this Agreement to be duly recorded and/or filed in all places necessary, in the opinion of the Lenders, to perfect and protect the lien interest of the Lenders in the property covered thereby.

                  ARTICLE IV

                  CONDITIONS PRECEDENT

                  The effectiveness of this Agreement and the obligation of the Lenders to consummate any of the transactions contemplated hereby shall be subject to the satisfaction of the following conditions precedent at or prior to the time of the closing date:

                  4.1 OPINION OF COUNSEL. The Bank shall have received from counsel for the Company a favorable opinion addressed to the Lenders and dated the closing date, in form and substance satisfactory to the Lenders.

                  4.2 SECURITY AND GUARANTEE INSTRUMENTS. The Bank shall have received all the instruments, documents and property then required to be delivered pursuant to Article III or pursuant to the instruments and documents referred to in Article III, and the same shall be in full force and effect.

                  4.3 NOTES AND FEES. Each Lender shall receive three Notes in accordance with Sections 1.2 and 1.3, and all fees, except that specified in
Section 1.6(a), shall be paid.

                  4.4 CORRECTNESS OF WARRANTIES. All representations and warranties contained herein or otherwise shall be true and correct in all material respects.

                  4.5 NO EVENT OF DEFAULT. There shall exist no event of default, as defined in Article IX, and no condition, event or act which, with notice or lapse or time, or both, would constitute an event of default.

                  4.6 OFFICERS' CERTIFICATE. There shall be delivered to each Lender a certificate dated the closing date, signed by the chief executive officer or chief

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financial officer of the Company, certifying in such detail as the Bank may request, to the fulfillment of the conditions specified in Sections 4.4 and 4.5 and, with respect to such other Sections as may be requested by the Bank.

                  4.7 PROCEEDINGS, RECEIPT OF DOCUMENTS. All corporate and legal proceedings and all documents and instruments in connection with the borrowing and pursuant to Articles III and IV shall be satisfactory in form and substance to the Bank and Olshan Grundman Frome & Rosenzweig, LLP, counsel to the Bank. The Bank and its counsel shall have received all information and copies of all documents, including records of corporate proceedings, which the Bank or its counsel may have reasonably requested in connection therewith, such documents where requested by the Bank or its counsel to be certified by appropriate corporate or governmental authorities.

                  4.8 COLLATERAL AUDIT. There shall be delivered to the Lenders prior to closing the collateral audit referred to in Section 7.7, which audit shall be satisfactory for the Lenders in their sole discretion.

                  4.9 There shall be delivered to the Bank prior to the closing satisfactory evidence of the insurance required by Section 7.3(A).

                  4.10 There shall be repaid to Fleet and Bank all amounts then due and owing on its existing loan to the Borrower.

                  ARTICLE V

                  USE OF PROCEEDS

                  The Company agrees that the proceeds of the borrowing hereunder shall be used solely as follows:

Facility A ($6,500,000)    -   Refinance existing bank and acquisition
                               debt, working capital and general
                               corporate purposes

Facility B ($2,000,000)    -   Finance existing equipment and
                               refinance existing bank debt

Facility C ($1,500,000)    -   Finance acquisition of additional
                               ambulances and ambulettes

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                  ARTICLE VI

                  FINANCIAL COVENANTS

                  The Company covenants and agrees that until the Notes, together with interest and all its other Indebtedness to the Lenders under this Agreement are paid in full, unless specifically waived by the Lenders in writing:

                  6.1 Quick Assets will at all times constitute no less than 55% of Borrower's net worth, as defined in Section 6.2.

                  6.2 The Borrower's and Guarantors' consolidated net worth (defined for the purpose of Article 6 only as the book value of assets less all liabilities) will be at least $12,500,000 until December 31, 1996. For the year beginning January 1, 1997, net worth will be at least $13,000,000, and the minimum net worth will increase by $500,000. The net proceeds of any warrants exercised for each year that any portion of the Facility is outstanding shall be included in the net worth calculation for that year.

                  6.3 The Borrower's and Guarantors' total debt will not exceed 150% of its net worth at any given time.

                  6.4 Dean Sloane will remain as Chief Executive Officer.

                  6.5 At all times, the ratio of EBITDA to all interest expense, will be at least 2.5 to 1 and the ratio at EBITDA to all debt service (principal and interest) will be at least 1.25 to 1, both measured on a rolling four quarters basis.

                  6.6 Lenders' approval will be required for all acquisitions involving cash payments of more than $500,000.

                  6.7 No cash dividends will be issued by the Borrower in respect of any common stock.

                  6.8 Testing of the ratios required by Sections 6.1, 6.2, 6.3 and 6.5 will occur no less than four times per year, as of March 31, June 30, September 30 and December 31.

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                  ARTICLE VII

                  OTHER AFFIRMATIVE COVENANTS

                  The Company covenants and agrees that until the Notes, together with interest and all its other Indebtedness to the Lenders under this Agreement are paid in full, unless specifically waived by the Bank in writing:

                  7.1 FINANCIAL STATEMENTS AND OTHER INFORMATION. The Company shall furnish to the Lenders:

                      (A) As soon as practicable and in any event within one hundred twenty days after the close of each fiscal year of the Company, a copy of the Form 10K as filed with the Securities and Exchange Commission, together with a balance sheet of the Company and the related statements of operations, retained earnings and cash flows for the year then ended, and management letter on a consolidated and consolidating basis, all in reasonable detail and audited by Richard A. Eisner & Co., the independent certified public accountants currently retained by the Company or such other certified public accountants selected by the Company and reasonably satisfactory to the Bank; and concurrently with such financial statements, a written statement signed by such independent accountants to the effect that, in making the examination necessary for their certification of such financial statements, they have not obtained any knowledge of the existence of any event of default or other act, condition or event which, with the giving of notice or lapse of time, or both, as specified in Article IX, would constitute an event of default, or, if such independent accountants shall have obtained from such examination any such knowledge, they shall disclose in such written statement the event of default or other act, condition or event and the nature thereof. In addition, the Company shall furnish a copy of the Form 10Q for each fiscal quarter filed with the Securities and Exchange Commission, within sixty days subsequent to the end of the respective fiscal quarter. The Company shall, in addition, furnish monthly, within 15 days of the first of the month, accounts receivable summaries and aging schedules in form and substance acceptable to the Lenders.

                      (B) Promptly upon receipt thereof, copies of all financial reports, if any, submitted to the Company by its auditors in connection with each annual or interim audit of its books by such auditors;

                      (C) Promptly upon the commencement thereof, written notice of any litigation, including arbitrations, and of any proceedings before any governmental agency (including but not limited to Medicare or Medicaid related organizations or fiscal intermediaries) which would, if successful, materially adversely affect the Company, or where the amount involved exceeds, in the aggregate, $10,000.00, and is not

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acknowledged by the insurance carrier to be covered in full by insurance required to be maintained under Section 6.3;

                      (D) Furnish, before the 15th of each month, a Borrowing Base Certificate together with supporting summary accounts receivable schedules on the form annexed as Exhibit "E";

                      (E) Furnish, within one hundred twenty days after the close each calendar year, a personal financial statement of Dean L. Sloane which reflects his financial condition as of a date no earlier than November 30 of such preceding calendar year; and

                      (F) With reasonable promptness, such other information respecting the business, operations and financial condition of the Company, as any Lender may, from time to time, request. Each Lender is hereby authorized to deliver a copy of any financial statement or any other information relating to the business, operations or financial condition of the Company which may be furnished to it or come to its attention pursuant to this Agreement or otherwise, to any regulatory body or agency having jurisdiction over such Lender or to any person which shall, or shall have any right or obligation to, succeed to all or any part of such Lender's interest in the Note, this Agreement and any security herein provided for or otherwise securing the Note.

                  7.2 TAXES AND CLAIMS. The Company shall duly pay and discharge
(a) all taxes, assessments and governmental charges upon or against the Company or its subsidiaries or their respective properties or assets prior to the date on which penalties attach thereto, unless and to the extent that such taxes are being diligently contested in good faith and by appropriate proceedings and appropriate reserves therefor have been established, and (b) all lawful claims, whether for tort damages, labor, materials, supplies, services, repairs, wages or otherwise, which would, if unpaid, become a lien or charge upon the properties or assets of the Company or its subsidiaries in excess of $10,000.00, unless and to the extent only that the same are being diligently contested in good faith and by appropriate proceedings and appropriate reserves therefor have been established.

                  7.3 INSURANCE.

                      (A) The Company shall (1) keep all of its properties and those of the Guarantors adequately insured at all times with responsible insurance carriers against loss or damage by fire and other hazards (2) maintain adequate insurance at all times with responsible insurance carriers against liability on account of damage to persons and property and under all applicable workmen's compensation laws; (3) insure the life of Dean L. Sloane in an amount not less than $1,000,000 and assign

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such policy to the Lenders as additional security for the obligation established by this Agreement; and (4) maintain adequate insurance covering such other risks as the Lenders may reasonably request. For the purposes of this Section 7.3 (A), insurance shall be deemed adequate if the same is not less extensive in coverage and amount than is customarily maintained by other persons engaged in the same or similar business similarly situated.

                      (B) The Company shall, from time to time, upon request of any Lender, promptly furnish or cause to be furnished to such Lender, evidence, in form and substance satisfactory to it, of the maintenance of all insurance required by this Section 7.3 to be maintained, including, but not limited to, such originals or copies as such Lender may request of policies, certificates of insurance, riders and endorsements relating to such insurance and proof of premium payments.

                      (C) The Company shall, on all insurance policies name the Agent as loss payee or mortgagee or secured party or lienholder, or other suitable designation depending upon the nature of the property and the Lenders' security interest therein. All such policies shall contain provisions that the same may not be cancelled or terminated without first giving at least ten days written notice to the Lenders.

                  7.4 BOOKS AND RESERVES.  The Company shall:

                      (A) Maintain at all times true and complete books, records and accounts in which true and correct entries shall be made of its transactions in accordance with generally accepted accounting principles consistently applied and consistent with those applied in the preparation of the financial statements referred to in Section 10.7; and

                      (B) By means of appropriate entries, reflect in its accounts and in all financial statements furnished pursuant to Section 7.1 proper liabilities for all taxes and proper reserves for depreciation, renewals and replacements, obsolescence and amortization of its properties and bad debts, all in accordance with generally accepted accounting principles consistently applied, as above described.

                  7.5 PROPERTIES IN GOOD CONDITION. The Company shall keep its properties in good repair, working order and condition and shall, from time to time, make all necessary and proper repairs, renewals, replacements, additions and improvements thereto so that the business carried on may be properly and advantageously conducted at all times in accordance with prudent business management.

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                  7.6  INSPECTION BY LENDERS.  Upon reasonable notice, the
Company shall allow any representative of any Lender during normal business hours to visit and inspect any of the properties of the Company, to examine the books of account and other records and files of the Company, to make copies thereof and to discuss the affairs, business, finances and accounts of the Company with the officers and employees, all at such reasonable times and as often as such Lender may reasonably request. Furthermore, the Company shall, within ninety (90) days of the date on which the closing of this transaction occurs, cause to be delivered to Lenders, or allow Lenders to perform, at Lenders' option, an appraisal of all motor vehicles owned by the Company and its subsidiaries, such appraisal to be performed by an appraiser satisfactory to the Lenders.

                  7.7 COLLATERAL AUDITS. In addition to any other inspection, it is specifically agreed that the Bank may perform a collateral audit prior to closing and thereafter annually and at such time as the Bank may reasonably request, at the Company's expense. Such audit shall be performed by an independent entity acceptable to the holder of 66 2/3% of the Credit Amount.

                  7.8 BUSINESS OF COMPANY. The Company shall continue to conduct its business and activities as presently actively engaged in.

                  7.9 PAY INDEBTEDNESS TO LENDERS AND PERFORM OTHER COVENANTS. The Company shall (a) make full and timely payment of the principal of and interest on the Notes and all other Indebtedness of the Company to the Lenders, whether now existing or hereafter arising (b) duly comply with all the terms and covenants contained in each of the instruments and documents given to the Lender in connection with or pursuant to this Agreement, all at the times and places and in the manner set forth therein; and (c) at all times maintain the liens and security interests provided for under or pursuant to this Agreement as valid and perfected liens and security interests on the property intended to be covered thereby.

                  7.10 FURTHER ASSURANCES. The Company shall, at its cost and expense, upon request of any Lender, duly execute and deliver to the Lenders such further instruments and do and cause to be done such further acts as may be necessary or proper, in the reasonable opinion of the Lenders, to carry out more effectually the provisions and purposes of this Agreement.


                                  ARTICLE VIII

                               NEGATIVE COVENANTS

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                  The Company covenants and agrees that until the Notes,
together with interest and all its other Indebtedness to the Lenders under this or any other Agreement, is paid in full, the Company shall not, without the prior written consent of the Lenders in accordance with Section 11.4:


                  8.1 SUBSIDIARIES. Cause to be created or acquired subsidiary or subsidiaries without the express written consent of the Bank, unless such subsidiaries are 100% owned by the Company, consolidated in the Company's financial statements, and execute a guarantee of the obligations established in this Credit Agreement.

                  8.2 MORTGAGE, LIENS, ETC. Create, incur, assume or suffer to exist any mortgage pledge, security interest, encumbrance, lien or charge of any kind upon or defect in title to or restriction which has a material adverse effect upon the use of any of the Company's property or assets of any character considered as a whole, (including but not limited to inventory), whether owned at the date hereof or hereafter acquired, or hold or acquire any property or assets of any character under conditional sales, finance lease or other title retention agreements, except:

                      (A) Mortgages, liens, pledges and security interests in favor of the Lenders; or created in connection with an acquisition.

                      (B) (1) Liens arising out of judgments or awards in respect of which the Company shall in good faith be prosecuting an appeal or proceeding for review and in respect of which the Company shall have secured a subsisting stay of execution pending such appeal or proceeding for review, provided the Company shall have set aside on its books adequate reserves with respect to judgments or awards in excess of $10,000.00; (2) liens for taxes, assessments or governmental charges or levies provided payment thereof shall not at the time be required in accordance with the provisions of Section 6.2; (3) deposits, liens or pledges to secure payment of workmen's compensation, unemployment insurance, pensions or other social security obligations, public or statutory obligations, surety, stay or appeal bonds, or other similar obligations arising in the ordinary course of business; (4) mechanics', workmen's, repairmen's, warehousemen's, vendors' or carriers' liens, or other similar liens arising in the ordinary course of business and securing sums which are not past due, or deposits or pledges to obtain the release of any such liens; (5) statutory landlord's liens under leases to which the Company is a party; and (6) zoning restrictions, easements, licenses, restrictions on the use of real property or minor irregularities in title thereto, which do not materially impair the use of such property in the operation of the business of the Company or the value of such property in the operation of the business of the Company or the value of such property for the purpose of such business;

                  8.3 INDEBTEDNESS. Create, incur, assume or suffer to exist, contingently or otherwise, any Indebtedness for monies borrowed or secured debt, except:

                      (A) Indebtedness of the Company to the Lenders; or created in connection with an acquisition.

                      (B) All Indebtedness of the Company existing as of the date hereof:

                      (C) Indebtedness (not overdue) secured by mortgages, liens or security interests permitted by Section 8.2, if any;

                      (D)  Unsecured Subordinated Debt;

                  8.4 MERGER, SALE OF ASSETS, DISSOLUTION, ETC. Enter into any transaction of merger or consolidation or transfer, sell, assign, lease or otherwise dispose of all or a substantial part of its properties or assets or its Notes or accounts receivable or any stock (other than directors' qualifying shares) or Indebtedness or any assets or properties necessary or desirable for the proper conduct of its business, or change the nature of its business, or wind up, liquidate or dissolve, or agree to do any of the foregoing;

                  8.5 FIXED ASSETS. Acquire fixed assets (other than acquisition assets and assets acquired through Facility "C") in excess of $250,000 in any fiscal year, such limits to be non-cumulative. Fixed assets shall include motor vehicles.

                  8.6 SALE OF ASSETS. Conduct a bulk sale of any of its fixed assets (including motor vehicles) in excess of $100,000.00 in any fiscal year. Any assets sold by the Company for a price in excess of $25,000 per year shall be applied to the repayment of the unpaid principal balance.

                  8.7 AFFILIATED DEBT. Repay, directly or indirectly, any loan or advance made by an officer, shareholder or director of the Company to the Company.

                  8.8 DIVIDEND. Pay, directly or indirectly, dividends or distributions to holders of common stock of the Company.

                  8.9 ACQUISITIONS. Acquire any business, directly or indirectly, that is (1) outside of the medical transportation field or (2) where the acquisition requires a cash payment of $500,000 or more.

                  8.10 STOCK PURCHASE. Repurchase any of its issued and outstanding capital stock, provided, however, that the agreement currently in existence with the holders of Series B preferred shares may be honored, provided that no violation of Article VI occurs as a result.

                  8.11 GUARANTEES. The Company or any Guarantor of the Company shall guarantee the indebtedness of any third party.

                  8.12 OFFICERS' LOANS. Make any loans to officers of the Company or third party, except that loans in the normal course of business or which do not exceed $25,000 in the aggregate, shall be permitted and provided further, that officers may exercise stock options on a credit basis.

                  ARTICLE IX

                  EVENTS OF DEFAULT

                  9.1 DEFAULTS. "Event of Default" shall mean the occurrence of any of the events specified in the definition of "Default" set forth in the following sentence and, except for the default specified in Section 9.1(A), as to which no cure period shall be applicable, the continuance of such event unremedied for a period of five (5) Business Days after the Bank shall have given written notice to the Borrowers. "Default" shall mean any of the following events:

                        (A) The Borrower shall fail to make any payment of principal of, or interest on, or any other amount owing in respect of the Notes when due and payable and declared due and payable; or

                        (B) The Borrower shall fail to make any payment to the Bank as required under this Agreement or any other document executed as part of this loan transaction (hereinafter, "Loan Document(s)"); or

                        (C) Any Person shall breach any material terms, provisions or condition of this Agreement or of any other Loan Document; or

                        (D) Any material representation, covenant or warranty made or deemed made by any Person in this Agreement or any other Loan Document, or which is contained in any certificate, document or financial or other statement furnished at any time under or in connection with this Agreement or any other Loan Document shall prove to have been false in any material respect on or as of the date made or deemed made; or

                        (E) Any Person shall breach in the material observance or performance of any warranty, covenant or representation contained in this Agreement or any other Loan Document; or

                        (F)  Any Person's failure to permit inspection of
(i) any books or records of the Borrower under the provisions of this Agreement or any other Loan Document or (ii) the business, assets and operations of the Borrower as provided under this Agreement; or

                        (G) The Security Agreement or any document executed in connection therewith or pursuant thereto shall for any reason cease to be in full force and effect; or

                        (H) A Guarantor delivers to the Bank a notice purporting to terminate or disclaim any liabilities or Obligations under the Guarantee or Security Agreement; or

                        (I) The Guarantees or Security Agreement shall for any reason cease to be in full force and effect; or

                        (J) The Company or any Guarantor shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its assets, or shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against the Company or any Guarantor any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (b) remains undismissed, undischarged or unbonded for a period of sixty (60) days; or (iii) there shall be commenced against the Company or any Guarantor any case, proceeding or other action seeking issuance of warrant of attachment, execution, restraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall have not been vacated, discharged, or stayed or bonded pending appeal within thirty (30) days from the entry thereof; or (iv) The Company or any Guarantor shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii) or (iii) of this paragraph (r) of this subsection 8.1; or (v) the Company or any Guarantor shall generally not, or shall be unable to, or shall admit in writing its inability to pay its debts as they become due; or

                        (K) the rendition by any court of a final judgment in an amount in excess of $50,000 against the Company or any Guarantor which shall not be satisfactorily stayed, discharged, vacated or set aside within thirty
(30) days of the making thereof; of the attachment of any property of the Company or any Guarantor which has not been released or provided for to the reasonable satisfaction of the Lenders within thirty (30) days after the making thereof; or

                        (L) the institution of any litigation, suit, or proceeding or filing of any motion in a litigation, suit, action or proceeding to set aside or to compel the Lenders to repay or turnover to a trustee, receiver, custodian, debtor-in-possession or any other Person or entity under any bankruptcy or insolvency law, state or federal law, common law or equitable doctrine, monies paid by the Company or Guarantor to the Lenders; or

                        (M) any litigation, action, suit or proceeding is instituted, joined, answered, or participated in by the Company and/or a Guarantor to obtain a ruling, determination or judgment that any terms and conditions of this Agreement or any other Loan Document or any security interest, lien, assignment or pledge under this Agreement or any other Loan document is unenforceable, invalid, unperfected or void in any respect; or

                        (N) the Lenders shall have reasonably determined in their sole and absolute discretion that one or more conditions exist or events have occurred which have resulted or may result in a material adverse effect on the business operations, properties or assets or in the condition, financial or otherwise of the Company or any of the Guarantors.

                  9.2 REMEDIES. Upon any occurrence of an Event of Default, and in accordance with the provisions of Article XI any or all of the following actions may be taken: (i) the Lenders may, at their option, declare the Notes hereunder (with accrued interest thereon) and all other amounts or charges owing under this Agreement and any other Loan Document to be immediately and fully due and payable and the same, and all interest accrued thereon, shall forthwith become due and payable without presentment, demand, protest or notice of any kind, all of which are hereby waived, anything contained herein or in any instrument evidencing the Loans to the contrary notwithstanding; (ii) the Lenders may, at their option, exercise all rights and remedies under this Agreement, any other Loan Document or any Security Document or applicable law;
(iii) the Lenders may, at their option, without notice or demand, collect, receive, appropriate and realize upon the Collateral or any part thereof of sell, lease, assign or otherwise dispose of the Collateral or any part thereof;
(iv) each Lender may immediately (and without notice) hold, apply, freeze or offset, funds on deposit with such Lender in any account, fund or certificate maintained by the Borrower or any

Guarantor; and (vi) the Lenders may obtain a receiver or other trustee or fiduciary to conduct and operate the business of the Company.

                  9.3 AGENT'S APPOINTMENT AS ATTORNEY-IN-FACT. The Company hereby irrevocably constitutes and appoints the Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Company and the name of the Company, or in its own name, from time to time in the Agent's discretion upon the occurrence and during the continuance of an Event of Default, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement or to protect the rights of the Lenders under this Agreement or any other Loan Document or in furtherance of the exercise of any remedies provided under this Agreement or any other Loan Document. All powers of attorney granted under this Agreement are coupled with an interest and are irrevocable.

                  9.4 (A) The Company and Guarantors appoint the firm of Parker Duryee, Rosoff & Haft, a professional corporation, New York, New York , or any successor in interest thereof, or any other agent which the Borrowers and Guarantor may designate in writing in the manner provided in subsection , as their agent to receive service of any process which may be required (the "Borrower's Agent"). (B) The Company and Guarantors represent and warrant that the Borrower's Agent has agreed to accept such appointment. (C) Process may be served in any suit, action or proceeding by mailing a copy thereof via overnight express mail or hand delivery to the Borrower's Agent, and the Company and Guarantors agree that such service shall be deemed in every respect effective service of process upon the Company and/or the Guarantors, as the case may be.

                  ARTICLE X

                  REPRESENTATIONS AND WARRANTIES

                  In order to induce the Lenders to enter into this Agreement and to make the loan as herein provided for, the Company and Guarantors make the following representations and warranties which shall survive the execution and delivery of this Agreement and the Note and shall apply irrespective of any inspection or examination at any time made by or on behalf of the Lenders.

                  10.1 CORPORATE STATUS. The Company is a duly organized corporation in good standing under the laws of the state of its incorporation, with perpetual corporate existence and has the corporate power and authority to own its properties and to transact the business in which it is engaged or presently proposes to engage. The Company is duly qualified as a foreign corporation and in good standing in all states where the nature of its business or the ownership or use of property requires such qualification.

                  10.2 CORPORATE POWER AND AUTHORITY. The Company and each other corporation, if any, executing any of the documents delivered or to be delivered pursuant to Article III has the corporate power to borrow and to execute, deliver and carry out the terms and provisions of this Agreement, the Notes and all instruments and documents delivered by it pursuant to this Agreement, and the Company and each such corporation has taken or caused to be taken all necessary corporate action (including but not limited to the obtaining of any consent of stockholders required by law or by the Articles or Certificate of Incorporation or By-Laws of the Company, any subsidiary or any such corporation) to authorize the execution, delivery and performance of this Agreement, the borrowing hereunder, the making and delivery of the Notes, and the execution, delivery and performance of the instruments and documents delivered by it pursuant to this Agreement.

                  10.3 NO VIOLATION OF AGREEMENT. The Company is not in default, under any indenture, mortgage, deed of trust, agreement or other instrument to which it is a party or by which it may be bound. Neither the execution and delivery of this Agreement, the Notes or any of the instruments and documents to be delivered pursuant to this Agreement, nor the consummation of the transactions herein and therein contemplated, nor compliance with the provisions hereof or thereof will violate any law or regulation or any order or decree of any court or governmental instrumentality, or will conflict with or result in the breach of or constitute a default under any indenture, mortgage, deed of trust, agreement or other instrument to which the Company is a party or by which it may be bound, which default, if any, would have a material adverse effect on the business or condition (financial or otherwise) of the Company or any of its properties, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property of the Company, other than the lien created hereby, or violate any provision of the Articles or Certificate of Incorporation or By-Laws of the Company or any subsidiary.

                  10.4 NO BURDENSOME AGREEMENTS. The Company is not a party to any agreement or instrument or subject to any corporate restriction (including any restriction set forth in its Articles or Certificate of Incorporation) materially and adversely affecting its operations, business, properties or financial condition.

                  10.5 NO LITIGATION. Except as set forth in Schedule A annexed hereto, there are no actions, suits or proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company before any court, arbitrator or governmental or administrative body or agency which might result in any material adverse change in the business, operations, properties or assets or in the condition, financial or otherwise of the Company and Guarantors. Neither the Company nor any subsidiary is in default in any material respect under any applicable statute, rule, order, decree or regulation of any court, arbitrator or governmental body or agency having jurisdiction over the Company or any subsidiary.

                  10.6 GOOD TITLE TO PROPERTIES. The Company and its subsidiaries have good and marketable title to all their respective properties and assets subject to no liens, mortgages, pledges, security interests, encumbrances or charges of any kind except such as would be permitted under the provisions of this Agreement.

                  10.7 FINANCIAL STATEMENTS. The audited consolidated balance sheet of the Company as at December 31, 1995 and the related statements of operations, retained earnings and cash flows for the year then ended, including in each case the related schedules and notes heretofore delivered to the Lenders, are all true and correct and presently fairly in all material respects
(1) the financial position of the Company as at the date of such balance sheet and (2) the results of the operations of the Company and its consolidated subsidiaries for said fiscal year. The Company did not have any direct or contingent liabilities as of such date which are not provided for or reflected in such balance sheets or referred to in the Notes thereto. All such financial statements have been prepared in accordance with generally accepted accounting principles applied on a basis consistently maintained throughout the period involved. There has been no material adverse change in the assets, liabilities, properties, business and condition, financial or otherwise, of the Company and its consolidated subsidiaries considered as one enterprise since September 30, 1996.

                  10.8 TAX RETURNS. The Company has filed all tax returns which are required to be filed, taking into account all extensions of time for paying and filing of taxes, and has paid all taxes which have become due pursuant to such returns or pursuant to any assessment received by them.

                  10.9 TRADEMARKS, PATENTS, LICENSES, ETC. The Company is the owner of all the trademarks and patents represented to be owned by the Company and, to the knowledge of the Company, there are no actions or proceedings in existence, threatened or otherwise, contesting the validity or ownership of any trademarks, patents or other intangible assets owned by the Company. Further, the Company is the holder of all Federal, State, Municipal and non-governmental licenses represented to be held by the Company, such licenses have not been revoked, suspended, or otherwise restricted and there are no actions or proceedings in existence, threatened or otherwise (other than any renewal applications which may be required) which would in any way affect the Company's rights in and to such licenses.

                  10.10 GOVERNMENT ACTION. No action of, or filing with, any governmental or public body or authority (other than normal reporting requirements or filing under the provisions of Section 3.4) is required to authorize, or is otherwise required in connection with the execution, delivery and performance of this Agreement, the Note or any other instruments or documents to be delivered pursuant to this Agreement.

                  10.11 DISCLOSURE. Neither the schedules hereto, nor the financial statements referred to in Section 10.7, nor any certificate statement, report or other document furnished to the Lenders by the Company in connection herewith or in connection with any transaction contemplated hereby, nor this Agreement, contain any untrue statement of a material fact or omit to state any material fact in order to make the statements contained therein not misleading.

                  ARTICLE XI

                  PARTICIPATING LENDERS

                  11.1 APPOINTMENT, POWER AND IMMUNITIES OF AGENT. Each Lender hereby irrevocably appoints and authorizes the Agent to act as its agent hereunder and under any other Loan Document with such powers as are specifically delegated to the Agent by the terms of this Agreement and any other Loan Documents, together with such other powers as are reasonably incidental thereto. The Agent shall have no duties or responsibilities except those expressly set forth in this Agreement and any other Loan Document, and shall not by reason of this Agreement be a trustee for any Lender. The Agent shall not be responsible to the Lenders for any recitals, statements, representations or warranties made by the Borrower or any officer or official of the Borrower or any other Person contained in this Agreement or any other Loan Document, or in any certificate or other document or instrument referred to or provided for in, or received by any of them under, this Agreement or any other Loan Document, or for the value, legality, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document or any other document or instrument referred to or provided for herein or therein, for the perfection or priority of any collateral security for the Loans except to the extent that failure to perfect is due to the act of or failure to act by, Agent or its Agents, resulting from the willful misconduct and from negligence of the Agent and its Agents or for any failure by the Borrower to perform any of its obligations hereunder or thereunder. The Agent may employ agents and attorneys-in-fact and shall not be responsible, except as to money or securities received by it or its authorized agents, for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. Neither the Agent nor any of its directors, officers, employees or agents shall be liable or responsible for any action taken or omitted to be taken by it or them hereunder or under any other Loan Documents or in connection herewith or therewith, except for its or their own gross negligence or willful misconduct.

                  11.2 RELIANCE BY AGENT. The Agent shall be entitled to rely upon any certification, notice or other communication (including any thereof by telephone, telex, telegram or cable) reasonably believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by the Agent. The Agent may deem and treat each Lender as the holder of the Loan made by it for all purposes hereof unless and until a notice of the assignment or transfer thereof satisfactory to the Agent signed by such Lender shall have been furnished to the Agent but the Agent shall not be required to deal with any Person who has acquired a participation in any Loan from a lender. As to any matters not expressly provided for by this Agreement or any other Loan Document, the Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder in accordance with instruments signed by the Lenders, and such instruments of the Lenders and any action taken or failure to act pursuant thereto shall be binding on all of the Lenders and any other holder of all or any portion of any Loan.

                  11.3 DEFAULTS. The Agent shall take such action with respect to such Default or Event of Default which is continuing as shall be directed or authorized by the holders of 662/3% of the Credit Amount; provided that, unless and until the Agent shall have received such directions, the Agent may take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interest of the Lenders; and provided further that the Agent shall not be required to take any such action which it determines to be contrary to law.

                  11.4 AUTHORIZATIONS. No change to the Credit Amount, Interest Rate, fees, maturing date for payment of any principal amount, amortization schedules, definitions of Borrowing Base and Eligible Accounts, or the collateral or any waiver of any conditions precedent shall be made unless authorized in writing by the holders of 100% of the dollar amount of the obligations established by this Credit Agreement. No other changes to this Credit Agreement shall be made unless authorized in writing by the holders of 662/3% of the Credit Amount.

                  11.5 INDEMNIFICATION OF AGENT. The Lenders agree to indemnify the Agent, pro-rata, for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of this Agreement, any other Loan documents or any other documents contemplated by or referred to herein or the transactions contemplated hereby or thereby or the enforcement of any of the terms hereof or thereof or of any such other documents or instruments; provided that no Lender shall be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the party to be indemnified.

                  11.6 NON-RELIANCE ON AGENT AND OTHER LENDERS. Each of the Lenders agrees that it has, independently and without reliance on the Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Borrower and its Subsidiaries and decision to enter into this Agreement and that it will, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement or any other loan document. Except for notices, reports and other documents and information expressly required to be furnished to the Lenders by the Agent hereunder, the Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the affairs, financial condition or business of the Borrower or any subsidiary (or any of their affiliates) which may come into the possession of the Agent.

                  11.7 LIABILITY OF AGENT. The Agent shall not have any liabilities or responsibilities to the Borrower on account of the failure of any Lender to perform its obligations under this Agreement or any other loan document.

                  11.8 AGENT SOLE REPRESENTATIVE. Borrower agrees that only the Bank, as Agent, is authorized to represent the Lenders with respect to this transaction, and that neither the Bank (in its capacity as a Lender), Fleet nor IDB has any independent authority to take any action with respect to this credit or to modify or terminate any of the provisions of this Credit Agreement or any of the Loan Documents. Borrower agrees that it will not cite any action, representation, or communication by any participant as authority or justification for any legal position or action which Borrower may take.

                  ARTICLE XII

                  DEFINITIONS

                  For all purposes of this Agreement, unless the context otherwise requires:

                  "Account" shall mean any obligation owed to the Borrower or any Guarantor, regardless of whether such obligation is matured or unmatured, disputed or undisputed, liquidated or contingent.

                  "Account Debtor" shall mean any person liable for payment of an Account.

                  "Agent" shall mean the Bank, acting in its capacity as Agent for the Lenders.

                  "Borrowing Base" shall mean, on any date of determination thereof, the amount in Dollars equal to 85% of the aggregate net amount of Eligible Accounts of the Borrower and Guarantors on such date (less such reserves as the Lenders in their sole discretion elects to establish against such Eligible Accounts).

                  "Cash Equivalents" shall mean (a) securities issued or directly and fully guaranteed or insured by the United States Government or any agency or instrumentality thereof, (b) time deposits and certificates of deposit of the Bank or any domestic commercial bank having capital and surplus of at least $100,000,000 and (c) commercial paper of any Person organized under the laws of the United States or any

State thereof that is not a Subsidiary or an Affiliate of the Company rated in the highest category by Standard & Poor's Ratings Group or Moody's Investors Service, Inc.

                  "Current Assets" shall be determined in accordance with generally accepted accounting principles for the Company and shall include, but not be limited to, the following items: (1) cash in bank, or hand and in transit; (2) customers' accounts receivable acquired in the ordinary course of business; (3) inventories at not in excess of cost or current market value, whichever is lower; (4) readily marketable, direct obligations of the United States of America, certificates of deposit, securities, money market funds, and commercial paper of a corporation designated AA by Moody's, in each case at not in excess of cost or current market value, whichever is lower; (5) cash surrender value of any insurance policies on the lives of the Company's officers, of which the Company is both owner and beneficiary; (6) loans permitted to be made under Section 7.12; and (7) prepaid expenses, all after deduction of adequate reserves provided such reserve(s) is proper, in accordance with generally accepted accounting principles, provided, however, that any of such assets (other than those assets pledged to the Bank) which are subject to a pledge, lien or security interest to secure payment of any Indebtedness which is not included in Current Liabilities shall be excluded from current assets to the extent of such Indebtedness.

                  "Current Liabilities" shall be determined in accordance with generally accepted accounting principles for the Company and shall include, as of the date of determination thereof, (1) all Indebtedness payable on demand or maturing within one year after such date without any option on the part of the obligor to extend or renew beyond such year; (2) final maturities, installments and required prepayments of Indebtedness required to be made within one year after such date; and (3) all other items (including taxes accrued as estimated and reserves for deferred income taxes) which, in accordance with generally accepted accounting principles, would be included on a balance sheet as Current Liabilities.

                  "EBITDA" shall mean, with respect to the Borrowers (and their Subsidiaries) for any period, earnings before interest expense, taxes, depreciation and amortization on a consolidated basis for such period, computed in accordance with GAAP.

                  "Eligible Accounts" shall mean, at any date, as reasonably determined by the Lenders, Accounts of any Borrower or Guarantor(i) (a) which are bona fide, valid and legally enforceable obligations of the parties thereto or the Account Debtor in respect thereof and arise from the actual sale and delivery of goods, inventory or rendition of services in the ordinary course of business to such parties or Account Debtor, (b) as to which the Borrower, Guarantor, Account Debtor or any other party to such Account is not in default or is not likely to become in default in the performance or observance of any terms thereof in any material respect; (c) as to which such Account

Debtor and the Borrower or have fully performed all its obligations then required to be performed under each such Account, and the right, title and interest of such Person in any such Account is not subject to any reduction, discount, chargeback, defense, offset, counterclaim or claim; (d) which do not contravene, or arise from sales which contravene, any law, rule or regulation applicable thereto, (e) which Account Debtor is not insolvent; provided, the Bank determines such Account Debtor is acceptable; (f) which Account Debtor is not the subject of any bankruptcy or insolvency proceeding unless such Account Debtor is a recognized domestic or foreign air line or air carrier; provided, the Bank determines such Account Debtor is acceptable; (ii) which conform in all other material respects to the representations and warranties contained herein and the Loan Documents; (iii) which have been invoiced by such Borrower and which have not been outstanding for a period of more than one hundred twenty
(120) days after the date of the related invoice or in the absence of an expressed date, the date as provided by customary practice; provided, however, the Lenders may include as eligible accounts invoices outstanding for more than 120 days; (iv) which are owned by such Borrower free and clear of all Liens or other rights or claims of any Person (except in favor of or for the benefit of the Lenders), (v) which arise from sales in respect of which all sales, excise or similar taxes have been paid in full or have otherwise been provided for so as not to be included in the outstanding amount of such Accounts; (vi) which are denominated in Dollars and payable only in Dollars and only in the United States; (vii) which Account Debtor is organized under the laws of (a) the United States of America (or any state thereof) or (b) Canada (or any province thereof), Puerto Rico and U.S Virgin Islands; provided, the Bank determines that any Account Debtor under this subparagraph (vii)(b) is acceptable; (viii) which are not owed by any Account Debtor which is an Affiliate or Subsidiary of any Borrower or Guarantor; and (ix) the Account is determined by the Bank in its absolute discretion to constitute adequate collateral to support the advance requested by the Borrowers.

                  "Indebtedness" shall mean all items which, in accordance with generally accepted principles of accounting, would be included in determining total liabilities as shown on the liability side of a balance sheet as at the date Indebtedness is to be determined and, in any event, shall include any liability secured by any mortgage, pledge, lien or security interest on property owned or acquired, whether or not such liability shall have been assumed, and guarantees, endorsements (other than for collection in the ordinary course of business).

                  A   "Person" shall include an individual, a corporation, an
association, a joint stock company, a business trust, a partnership, a joint venture, an unincorporated organization or a government or any agency or political subdivision thereof.

                  "Quick Assets" shall mean cash and cash equivalents plus accounts receivable.

                  "Subordinated Debt" shall mean all Indebtedness of the Company for borrowed money, none of the principal amount of which shall, by its terms, be due and payable prior to the latest final maturity date of the Notes, which shall have been subordinated to the prior payment in full of the Company's Indebtedness to the Lenders by its terms or by the execution and delivery to the Lenders by such subordinated lender and the Company prior to the creation of such Indebtedness of agreements of subordination, in form and substance reasonably satisfactory to the Lenders.

                  "Tangible Net Worth" shall mean the total of all assets appearing on a balance sheet prepared in accordance with generally accepted accounting principles for the Company after deducting therefrom (without duplication of deductions): (1) any write-up in the book carrying value of any asset resulting from a re-evaluation thereof subsequent to the termination of the Company's latest fiscal year; (2) all reserves including, but not limited to, reserves for liabilities, fixed or contingent, deferred income taxes, obsolescence, depletion, insurance and inventory valuation, which are not deducted from assets; (3) the amount, if any, at which shares of stock of the Company appear of the asset side of such balance sheet; (4) all Indebtedness of the Company (after eliminating intercompany items); and (5) all goodwill, research and development and other intangible items of any kind appearing on the asset side of such balance sheet.

                  "Working Capital" shall mean the amount by which Current Assets exceed Current Liabilities.

                  ARTICLE XIII

                  MISCELLANEOUS

                  13.1 COLLECTION COSTS. In the event that Bank shall retain or engage an attorney or attorneys to collect, enforce or protect the Lenders' interests with respect to this Agreement, the Note or any instrument or document delivered pursuant to this Agreement, the Company shall pay all of the costs and expenses of such collection, enforcement or protection, including reasonable attorneys fees, and the Bank may seek a judgment for all such amounts, in addition to the unpaid principal balance of the Note and accrued interest thereon.

                  13.2 MODIFICATION AND WAIVER. No modification or waiver of any provision of the Note or of this Agreement and no consent by the Lenders to any departure therefrom by the Company (which consent must be obtained in accordance with Section 11.4) shall be effective unless such modification or waiver shall be in writing and signed by a duly authorized officer of the Bank, acting with the appropriate consent of the requisite Lenders, and the same shall then be effective only for the period, on the conditions and for the specific instances and purposes specified in such writing. No notice to or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances.

                  13.3 NEW YORK LAW. The Note and this Agreement shall be construed in accordance with and governed by the laws of the State of New York.

                  13.4 NOTICES. All notices, requests, demands or other communications provided for herein shall be in writing and shall be deemed to have been given when (1) sent by registered or certified mail, postage prepaid, return receipt requested, addressed, as the case may be, to the Bank at 960 Avenue of the Americas, New York, New York 10001; Attn: Corporate Lending Department or to the Company at 45 Morris Street, Yonkers, New York 10705, Attn:
Dean L. Sloane (2) delivered personally, (3) delivered by an overnight courier of recognized reputation (such as Federal Express) or (4) teletransmitted by telecopier to the Bank at (212) 695-6907 or to the Company at (914) 963-7896, or to such other person, address or telecopier number as either party shall designate to the other from time to time in writing, forwarded in like manner.

                  13.5 FEES AND EXPENSES. Whether or not any loans are made hereunder, the Company shall pay all out-of-pocket expenses incurred by the Bank in connection with the transactions contemplated hereunder, including, but not limited to, travel expenses, filing fees, appraisal costs, and the reasonable fees and expenses of Olshan Grundman Frome & Rosenzweig LLP, counsel to the Bank.

                  13.6 CROSS-DEFAULT. The Company and each Guarantor agrees that any default by the Company or a Guarantor with respect to this Agreement and any Note delivered hereunder shall, after giving effect to any applicable cure periods, be deemed a default of any other Agreement, loan arrangement or Note made by the Company or a Guarantor to the Lenders, and to like effect, a default by the Company or Guarantor under any other obligation of the Company or Guarantor to the Lenders shall be deemed a default hereunder.

                  13.7 WAIVER OF JURY TRIAL AND SETOFF. The Company and the Guarantors hereby waive trial by jury in any litigation in any court with respect to, in connection with or arising out of this Agreement, or the Notes or any instrument or document delivered pursuant to this Agreement, or the validity, protection, interpretation, collection or enforcement thereof, or any other claim or dispute howsoever arising between the Company and the Guarantors and the Lenders; and the Company and the Guarantors hereby waive the right to interpose any setoff or counterclaim or cross-claim in connection with any such litigation, irrespective of the nature of such setoff, counterclaim or cross-claim, and further agree not to attempt to consolidate or join any other action or proceeding with an action or proceeding commenced by the Lenders.

                  13.8 BANK DEPOSITORY. The Bank shall be designated and shall continue to be the prime depository of the funds of the Company.

                  13.9 LIEN; SETOFF BY LENDERS; SHARING OF PAYMENTS. The Company hereby grants to each of the Lenders a continuing lien for all Indebtedness of the Company to the Lenders upon any and all monies, securities and other property of the Company and the proceeds thereof, now or hereafter held or received by or in transit to any of the Lenders from or for the Company, whether for safekeeping, custody, pledge, transmission, collection or otherwise, and also upon any and all deposits (general or special) and credits of the Company with, and any and all claims of the Company against, any of the Lenders at any time existing. Upon the occurrence of any event of default, each of the Lenders is hereby authorized, at any time and from time to time, without notice to the Company, to set off, appropriate and apply any or all items hereinabove referred to against all Indebtedness of the Company to the Lenders, documented in this Agreement, the Notes or otherwise, and whether now existing or hereafter arising. Any setoff made by any of the Lenders will be credited to each of the Lenders on a pro rata basis. In the event that any Lender receives more than its pro rata share of any payment, it will promptly distribute such overpayment to each of the other Lenders, pro rata.

                  13.10 PAYMENT DUE ON HOLIDAY. Whenever any payment to be made hereunder or on the Notes shall become due and payable on a Saturday, Sunday or a legal holiday under the laws of the State of New York, such payment may be made on the next succeeding business day, and such extension of time shall, in such case, be included in computing interest on such payment.

                  13.11 CAPTIONS. The captions of the various sections and paragraphs of this Agreement have been inserted only for the purposes of convenience. Such captions are not a part of this Agreement and shall not be deemed in any manner to modify, explain, enlarge or restrict any of the provisions of this Agreement.

                  13.12 BENEFIT OF AGREEMENT. This Agreement shall be binding upon and inure to the benefit of the Company and the Bank and their respective successors and assigns and all subsequent holders of the Notes.

                  IN WITNESS WHEREOF, the Company and the Bank have caused this Agreement to be duly executed by their respective officers, thereunto duly authorized as of the day and year first above written.


COMMUNITY MEDICAL TRANSPORT, INC.      ATLANTIC BANK OF NEW YORK
                                        as a Lender and as Agent


By_________________________________    By_______________________________________
  Donald J. Panos                        Assistant Vice President
  Vice President Finance and Chief
  Financial Officer


ATLANTIC BANK OF NEW YORK              FLEET BANK, N.A.
  as a Lender and as Agent

By_________________________________    By_______________________________________
   Senior Vice President


                                       ISRAEL DISCOUNT BANK OF NEW YORK


                                       By_______________________________________

                                    EXHIBIT D

                             SCHEDULE OF COLLATERAL


All present and future accounts, contract rights, instruments, documents, chattel paper, general intangibles, now owned or hereafter acquired or created, as defined in the Uniform Commercial Code, and all patents and trademarks, wherever located, and all returned and other goods relative thereto; excluding, however, all licenses and permits to conduct an ambulance business, and all other rights based on the possession of such licenses and permits.

All inventory now owned or hereafter acquired, wherever located, whether or not in transit, including raw materials, work in process, or materials used or consumed in Debtor's business, or finished goods and supplies customarily classified as inventory.

All equipment, machinery, furniture, fixtures, dies, tools, machine parts, motor vehicles and other tangible personal property of Debtor, wherever located, and whether now owned or hereafter acquired by Debtor, and all accessions and attachments thereto.

Any and all products and proceeds of the above, in any form (including, without limitation, any claims by Debtor against third parties for loss or damage to or destruction of any or all of the foregoing).

All deposit accounts maintained by Debtor with Secured Party.

The insurance policy on the life of Dean L. Sloane required by Section 7.3(A) of the Credit Agreement.

All proceeds of the conversion, voluntary of involuntary, of any of the foregoing into cash or liquidated claims, including, without limitation, proceeds of insurance and condemnation awards and all right, title and interest of Debtor in and to all unearned premiums accrued, accruing and to accrue under any or all insurance policies obtained by Debtor.

All books, records and other property, including motor vehicle title certificates, relating to or referring to any of the above.

The above is intended to include any and all personal property of the Debtor now owned, hereafter acquired or created and wherever located, and the proceeds of any of the foregoing.

                                    EXHIBIT E

         ACCOUNTS RECEIVABLE BORROWING BASE CERTIFICATE AS OF __________
                         (due by the 15th of the Month)

                              FOR MONTH OF ________
________________________________________________________________________________


Total Accounts Receivable                                      $_______________

         Less: Accounts Receivable over
                  120 days from invoice date                    (______________)

         Plus: Eligible A/R's over 120 days
                  from invoice date                             _______________

Eligible Accounts Receivable                                   $_______________


Maximum Availability                                                 $6,500,000

Eligible A/R    x    Advance Rate =                          A/R Borrowing Base

______________  x    85%          =                            $_______________


         (Less Loan Outstanding)                               $_______________

Borrowing Availability or (Required pay down)                  $_______________



The undersigned, hereby certifies that the above certificate, including, without limitation, the accounts receivable aging schedule attached hereto, is true, accurate and complete as of ____________, 199__, and that Atlantic Bank of New York (the "Bank"), Fleet Bank, N.A., ("Fleet") and Israel Discount Bank of New York ("IDB") (collectively, the "Lenders") have a first, prior and sole perfected lien upon the collateral reflected on this certificate, except as expressly permitted by the credit and security agreements, each dated as of December 17, 1996 between the undersigned and the Lenders.


                                    Community Medical Transport, Inc.


                                    By:_________________________________

                                       Name:
                                       Title:

                                   SCHEDULE A


                        Litigations Against Borrower and
                      Guarantors as Defined in Section 10.5



         None

                               SECURITY AGREEMENT


                  SECURITY AGREEMENT made as of this ____ day of December, 1996, by and between COMMUNITY MEDICAL TRANSPORT, INC., a Delaware corporation, COMMUNITY AMBULETTE SERVICE, INC., a New York corporation, FIRST HELP AMBULANCE AND AMBULETTE, INC., a New York corporation, ELITE AMBULANCE & MEDICAL COACH, INC., a New Jersey corporation, EMPIRE AMBULANCE AND AMBULETTE, INC., a New York corporation, and, CENTURY AMBULANCE AND AMBULETTE, INC., a New York corporation, all of the above entities having an office for the transaction of business at 45 Morris Street, Yonkers, New York 10705, (collectively hereinafter referred to as the "Debtor"), and ATLANTIC BANK OF NEW YORK, a New York banking corporation having an office for the transaction of business at 960 Avenue of the Americas, New York, New York 10001, (hereinafter referred to as the "Bank"), for itself and as agent for Fleet Bank, N.A., a national banking association having an office for the transaction of business at 244 Weschester Avenue, White Plains, New York (hereinafter referred to as "Fleet") and Israel Discount Bank of New York, a New York banking corporation with an office for the transaction of business located at 511 Fifth Avenue, New York, New York (hereinafter referred to as "IDB", and the Bank, Fleet and IDB collectively referred to as the "Secured Party").

                  IT IS HEREBY AGREED between the parties hereto as follows:
                  1.       SECURITY INTEREST
                           Debtor hereby grants to the Agent and the Lenders a
security interest ("Security Interest") in the goods described below and in all increases, parts, accessories, attachments, special tools, additions, replacements, substitutions and accessions thereto or theretofore and in all proceeds thereof in any form ("Collateral"): A first priority security interest in all of the personal property now owned or hereafter acquired by the Debtor or hereinafter created and the proceeds thereof, as described in the Schedule of Collateral annexed hereto and made a part hereof.
                  2.       INDEBTEDNESS SECURED.
                           This Security Interest secures all obligations
arising in connection with the payment of Nine Promissory Notes of even date herewith made by Community Medical Transport, Inc. ("Community") in favor of the Secured Party in the total principal amount of $10,000,000, which Notes are delivered by COMMUNITY MEDICAL TRANSPORT, INC. to the Secured Party pursuant to a certain Credit Agreement, of even date, in the amount of $10,000,000, between the parties, and the Secured Party shall be entitled to the benefits thereof.
                  3.       REPRESENTATIONS AND WARRANTIES OF DEBTOR.
                           Debtor represents and warrants and, so long as this
Security Agreement is in effect, shall be deemed continuously to represent and warrant, that (a) Debtor is the legal and beneficial owner of the Collateral free of all security interests or other encumbrances except the Security Interest, liens permitted under Section 8.2 (B) of the Credit Agreement and except as may be specified hereinbelow; (b) this agreement creates a valid and perfected first priority security interest in the Collateral, securing the payment of the Obligations, and all filings and other actions necessary or desirable to perfect and protect such security interest have been duly taken; (c) no consent of any other person and no authorization, approval or other action by any governmental authority or regulatory body is required for the grant by the Debtor of the security interest herein or for the execution, delivery or performance of this agreement by the Debtor; (d) Debtor is authorized to enter into this Security Agreement; (e) the Collateral is created as a result of business operations or used or bought for use primarily for business operations; and (f) Debtor's records concerning the Collateral are kept at the address specified above or in the Schedule of Collateral unless the Secured Party is otherwise notified pursuant to Section
(4)(b) hereof; and any and all trade names, division names, assumed names or other names under which Debtor transacts any part of its business are specified in an appropriate schedule hereto.
                  4.       COVENANTS OF DEBTOR.
                           So long as this Security Agreement is in effect,
Debtor (a) will defend the Collateral against the claims and demands of all other parties; will keep the Collateral free from all security interests or other encumbrances, except as otherwise specified herein; and will not sell, transfer, lease, assign, deliver or otherwise dispose of any Collateral or any interest therein except as otherwise permitted by any agreement between the Debtor and the Secured Party without the prior written consent of the Secured Party; (b) will keep the Collateral in the State in which its operations are presently conducted; and will notify the Secured Party promptly in writing of any change in Debtor's address specified above, any change in the address at which records concerning the Collateral are kept and any change in Debtor's name, identity or corporate or other structure;
(c) will furnish to the Secured Party financial statements in such form and at such intervals as may be specified in an Agreement between the Debtor and the Secured Party; will keep, in accordance with generally accepted accounting principles consistently applied, accurate and complete books and records including, without limitation, records concerning the Collateral; at the Secured Party's request, will mark any and all such books and records to indicate the Security Interest; upon reasonable notice will permit, during normal business hours, the Secured Party or its agents to inspect the Collateral and to audit and make extracts from or copies of such books and records pertaining to the Collateral; and will duly account to the Secured Party's satisfaction, at such time or times as the Secured Party may reasonably require, for any of the Collateral; (d) will keep the Collateral in good condition and repair, ordinary wear and tear expected; and will not use the Collateral in violation of any provisions of this Security Agreement, of any applicable statute, regulation or ordinance or of any policy insuring the Collateral; (e) in connection herewith, will execute and deliver to the Secured Party such financing statements, assignments and other documents and do such other things relating to the Collateral and the Security Interest as the Secured Party may reasonably request, and pay all costs of title searches and filing financial statements, assignments and other documents in all public offices requested by the Secured Party; and will not, without the prior written consent of the Secured Party, file or authorize or permit to be filed in any public office any financing statement with respect to the Collateral naming the Debtor as debtor and not naming the Secured Party as the secured party; (f) will pay all taxes, assessments and other charges of every nature which may be imposed, levied or assessed against the Debtor or any of the Debtor's assets, prior to the date of attachment of any penalties or liens with respect thereto (other than liens attaching prior to the payment becoming due, so long as paid prior to imposition of penalties); (g) will insure the Collateral against risks, in coverage, form and amount, and by an insurer, as is customary for businesses of the same type as the Debtor and, at the Secured Party's request, will cause each policy to be payable to the Secured Party as a named insured or loss payee, as its interest may appear, and deliver each policy or certificate of insurance to the Secured Party; (h) will prevent the Collateral or any part thereof from being or becoming an accession to other goods not covered by this Security Agreement; (i) if the Collateral is not a fixture, will prevent the Collateral or any part thereof from becoming a fixture.
                  5.       DEFAULT.
                           (a) Any default pursuant to the terms and conditions
of the aforesaid Notes and/or Agreement, as referred to in Paragraph (2) hereinabove, shall be deemed a default hereunder.
                           (b) The Secured Party's rights and remedies with
respect to the Collateral shall be those of a Secured Party under the Uniform Commercial Code and under any other applicable law, as the same may, from time to time, be in effect, in addition to those rights granted herein and in any other agreement now or hereafter in effect between the Debtor and the Secured Party. Upon the existence or occurrence of an event of default, the Secured Party may require the Debtor to assemble the Collateral and make it available to the Secured Party at a place or places designated by the Secured Party, and the Secured Party may use and operate the Collateral.
                           (c) Without in any way requiring notice to be given
in the following time and manner, the Debtor agrees that any notice by the Secured Party of sale, disposition or other intended action hereunder or in connection herewith, whether required by the Uniform Commercial Code or otherwise, shall constitute reasonable notice to the Debtor if such notice is mailed by certified mail, postage prepaid, return receipt requested, at least five business days prior to such action, to the Debtor's address specified above, or to any other address which the Debtor has specified in writing to the Secured Party as the address to which notices hereunder shall be given to the Debtor.
                           (d) The Debtor agrees to pay on demand all reasonable
costs and expenses incurred by any Secured Party in enforcing this Security Agreement, in realizing upon or protecting any Collateral and in enforcing and collecting any indebtedness or any guarantee thereof including, without limitation, if the Secured Party retains counsel for advice, suit, appeal, insolvency or other proceedings under the federal Bankruptcy Code or otherwise, or for any of the above purposes, the reasonable attorneys fees incurred by the Secured Party. Payment of all moneys hereunder is secured by the Collateral.

                  6.       MISCELLANEOUS.
                           (a) The Debtor hereby authorizes the Secured Party,
at the Debtor's expense, to file such financing statement or statements relating to the Collateral without the Debtor's signature thereon as the Secured Party, at its option, may deem appropriate, and appoints the Secured Party as the Debtor's attorney-in-fact (without requiring the Secured Party) to execute any such financing statement or statements in the Debtor's name and to perform all other acts which the Secured Party deems appropriate to perfect and continue the Security Interest and to protect, preserve and realize upon the Collateral in compliance with and subject to applicable law. This power of attorney shall be affected by the subsequent disability or incompetence of the Debtor. A carbon, photographic or other reproduction of this Security Agreement or of a financing statement shall be sufficient as a financing statement.
                           (b) (1) As further security for payment of the
Indebtedness, the Debtor hereby grants to the Secured Party a security interest in and lien on any and all deposit and other accounts and all moneys owed or to be owed by the Secured Party to the Debtor; and with respect to all of such property, the Secured Party shall have the same rights hereunder as it has with respect to the Collateral.
                               (2) Without limiting any other right of the
Secured Party, whenever the Secured Party has the right to declare any Indebtedness to be due and payable (whether or not it has so declared), the Secured Party, at its sole election, may set off against the indebtedness any and all moneys then or thereafter owed to the Debtor by the Secured Party in any capacity, whether or not the Indebtedness or the obligation to pay such moneys owed by the Secured Party is then due, and the Secured Party shall be deemed to have exercised such right to setoff immediately at the time of such election even though any charge therefor is made or entered on the Secured Party's records subsequent thereto.
                           (c) Upon the Debtor's failure to perform any of its
duties hereunder, the Secured Party may, but shall not be obligated to, perform any or all such duties including, without limitation, payment of taxes, assessments, insurance and other charges and expenses as herein provided, and the Debtor shall pay an amount equal to the cost thereof to the Secured Party on demand by the Secured Party. Payment of all moneys hereunder is secured by the Collateral.
                           (d) No course of dealing between the Debtor and the
Secured Party and no delay or omission by the Secured Party in exercising any right or remedy hereunder or with respect to any indebtedness shall operate as a waiver thereof or of any other right or remedy, and no single or partial exercise thereof shall preclude any other or further exercise thereof or the exercise of any other right or remedy. The Secured Party may remedy any default by the Debtor hereunder or with respect to any indebtedness in any reasonable manner without waiving the default remedied and without waiving any other prior or subsequent default by the Debtor. All rights and remedies of the Secured Party hereunder are cumulative.

                           (e) The Secured Party shall have no obligation to
take, and the Debtor shall have the sole responsibility for taking, any and all steps to preserve rights against any and all prior parties to any instrument or chattel paper relating to the

Collateral, whether or not in the Secured Party's possession as proceeds in connection with this Security Agreement. The Secured Party shall not be responsible to the Debtor for loss or damage resulting from the Secured Party's failure to enforce or collect any such Collateral or to collect any moneys due or to become due thereunder. The Debtor waives protest of any instrument constituting Collateral at any time held by the Secured Party on which the Debtor is in any way liable and waives notice of any other action taken by the Secured Party.
                           (f) The Debtor authorizes the Secured Party, without
notice or demand and without affecting the Debtor's obligations hereunder, from time to time (1) to exchange, enforce or release any Collateral or any part thereof (other than the Collateral) taken from any party for payment of the Indebtedness or any part thereof; (2) to release, substitute or modify any obligation of any endorser, guarantor or other party in any way obligated to pay the indebtedness or any part thereof, or any party who has given any security, mortgage or other interest in any other collateral as security for the payment of the Indebtedness or any part thereof; (3) upon the occurrence of any event of default, as provided herein or in the Credit Agreement executed contemporaneously herewith, to direct the order or manner of disposition of the Collateral and any and all other collateral and the enforcement of any and all endorsements, guarantees and other obligations relating to the Indebtedness or any part thereof as the Secured Party, in its sole discretion, may determine; and (4) to determine how, when and what application of payments and credits, if any, shall be made on the Indebtedness or any part thereof, as permitted by applicable law.

                           (g) The rights and benefits of the Secured Party
hereunder shall, if the Secured Party so directs, inure to any party acquiring any interest in the indebtedness or any part thereof.
                           (h) The Secured Party and the Debtor, as used herein,
shall include the heirs, executors or administrators, or successors or assigns, of those parties.
                           (i) If more than one Debtor executes this Security
Agreement, the term "Debtor" shall include each as well as all of them and their obligations, warranties and representations hereunder shall be joint and several.
                           (j) No modification, rescission, waiver, release or
amendment of any provision of this Security Agreement shall be made except by a written agreement subscribed by the Debtor and by a duly authorized officer of each Secured Party.
                           (k) This Security Agreement and the transactions
evidenced hereby shall be construed under the laws of New York State, as the same may from time to time be in effect.
                           (l) All terms, unless otherwise defined in this
Security Agreement, shall have the definitions set forth in the Credit Agreement or the Uniform Commercial Code adopted in New York State as the same may, from time to time, be in effect.
                           (m) This Security Agreement is and is intended to be
a continuing Security Agreement and shall remain in full force and effect until the officer in charge of the Lending Office, Department or Division of each Secured Party indicated above shall actually have received from the Debtor written notice of its discontinuance provided, however, that this Security Agreement shall remain in full force and effect thereafter until all of the indebtedness outstanding or contracted or committed for (whether or not outstanding) before the receipt of such notice by the Secured Party, and any extensions or renewals thereof (whether made before or after receipt of such notice), together with interest accruing thereon after such notice, shall be finally and irrevocably paid in full. If, after receipt of any payment of all or any part of the indebtedness, the Secured Party is for any reason compelled to surrender such payment to any person or entity because such payment is determined to be void or voidable as a preference, impermissible setoff or a diversion of trust funds or for any other reason, this Security Agreement shall continue in full force notwithstanding any contrary action which may have been taken by the Secured Party in reliance upon such payment, and any such contrary action so taken shall be without prejudice to the Secured Party's rights under this Security Agreement and shall be deemed to have been conditioned upon such payment having become final and irrevocable.
                           (n) After any default by the Debtor under this
Security Agreement, the Secured Party may notify any or all parties obligated to pay proceeds of the Security Interest and may also direct any or all such parties to make all payments of proceeds to the Agent for distribution to the Secured Party.
                           (o) The Secured Party may demand, collect and sue for
any and all proceeds (in either the Debtor's or Secured Party's name at the latter's option);

may enforce, compromise, settle or discharge any proceeds without the Indebtedness or any part thereof; and may endorse the Debtor's name on any and all checks, commercial paper and any other instruments pertaining to or constituting the proceeds.

                  IN WITNESS WHEREOF, the Debtor has executed this Security Agreement as of the date first above written.


                          CENTURY AMBULANCE AND AMBULETTE, INC.,


                          By____________________________________



                          COMMUNITY MEDICAL TRANSPORT, INC.,


                          By____________________________________



                          COMMUNITY AMBULETTE SERVICE, INC.,


                          By____________________________________

                          FIRST HELP AMBULANCE AND AMBULETTE,
                          INC.,


                          By____________________________________



                          ELITE AMBULANCE & MEDICAL COACH, INC.


                          By____________________________________



                          EMPIRE AMBULANCE AND AMBULETTE, INC.,


                          By____________________________________

                             SCHEDULE OF COLLATERAL


All present and future accounts, contract rights, instruments, documents, chattel paper, general intangibles, now owned or hereafter acquired or created, as defined in the Uniform Commercial Code, and all patents and trademarks, wherever located, and all returned and other goods relative thereto; excluding, however, all licenses and permits to conduct an ambulance business, and all other rights based on the possession of such licenses and permits.

All inventory now owned or hereafter acquired, wherever located, whether or not in transit, including raw materials, work in process, or materials used or consumed in Debtor's business, or finished goods and supplies customarily classified as inventory.

All equipment, machinery, furniture, fixtures, dies, tools, machine parts, motor vehicles and other tangible personal property of Debtor, wherever located, and whether now owned or hereafter acquired by Debtor, and all accessions and attachments thereto.

Any and all products and proceeds of the above, in any form (including, without limitation, any claims by Debtor against third parties for loss or damage to or destruction of any or all of the foregoing).

All deposit accounts maintained by Debtor with Secured Party.

The insurance policy on the life of Dean L. Sloane required by Section 7.3(A) of the Credit Agreement.

All proceeds of the conversion, voluntary of involuntary, of any of the foregoing into cash or liquidated claims, including, without limitation, proceeds of insurance and condemnation awards and all right, title and interest of Debtor in and to all unearned premiums accrued, accruing and to accrue under any or all insurance policies obtained by Debtor.

All books, records and other property, including motor vehicle title certificates, relating to or referring to any of the above.

The above is intended to include any and all personal property of the Debtor now owned, hereafter acquired or created and wherever located, and the proceeds of any of the foregoing.

                              REVOLVING CREDIT NOTE

New York, New York
$3,900,000                                                    December __, 1996


                  FOR VALUE RECEIVED, COMMUNITY MEDICAL TRANSPORT, INC., a Delaware corporation authorized to do business in New York, having an office for the transaction of business at 45 Morris Street, Yonkers, New York, (hereinafter referred to as the "Company" or the "Borrower") promises to pay to ATLANTIC BANK OF NEW YORK, a New York banking corporation, having its principal office at 960 Avenue of the Americas, New York, New York, 10001, (hereinafter referred to as the "Bank"), or order, at the Bank's principal office or such other place as may be designated in writing by the holder of this Note, the lesser of (i) $3,900,000 or (ii) the principal sum outstanding pursuant to Section 1.2 of the Credit Agreement of even date herewith, between the parties hereto, with interest thereon at the Benchmark Rate of Atlantic Bank of New York, as announced to be in effect from time to time, plus one-half (0.50%) per cent, but in no event to exceed the maximum rate permitted by law, the principal and interest to be paid as follows:

                  Principal shall be paid not later than the
                            day of December, 1998, when the
                  entire unpaid balance of said principal and all accrued interest shall be due and payable; provided, however, that if at any time the outstanding principal shall exceed the maximum amount available pursuant to Section 1.2 of the Credit Agreement, the Borrower shall immediately repay such excess.

                  Interest shall be paid monthly upon the
                  outstanding balance commencing on the last day of December, 1996, and continuing monthly thereafter on the last day of each month.

                  Interest shall be calculated on the basis of a 360-day year, and actual days.
                  The Benchmark Rate is currently 8.25%.
                  This Note is issued pursuant to a Credit Agreement dated as of the date hereof between the Company and the Lenders, as it may be amended from time to time, reference to which is made, among other things, as to rights of required and optional prepayments and for rights as to acceleration of the unpaid principal balance hereof before stated maturity upon the happening of certain events.
                  Any principal which shall not be paid upon maturity, whether maturing by lapse of time or by reason of default or by reason of acceleration under the provisions herein stated in the Credit Agreement delivered concurrently herewith, shall bear interest at the above rate of interest plus three (3%) per cent provided, however, that in no event shall the rate of interest accruing hereunder exceed the maximum rate allowable by law.
                  All payments made hereunder shall be applied first to late charges, then to accrued interest and the balance, if any, to reduction of principal.
                  Upon not less than five days prior written notice to the holder, the maker shall have the right to prepay the Note in whole or in part without penalty or premium.

                  IT IS HEREBY EXPRESSLY AGREED that the said principal sum secured by this Note shall become due at the option of the holder thereof on the happening of any default or event by which, under the terms of the Credit Agreement and Security Agreement securing this Note, said principal sum may or shall become due and payable; also, that all of the covenants, conditions and agreements contained in said Credit Agreement and Security Agreement are hereby made part of this instrument.
                  Presentment for payment, notice of dishonor, protest and notice are hereby waived.
                  This Note is secured by a Security Agreement, and Guarantees of Dean L. Sloane (limited to $1,000,000), Community Ambulette Service, Inc., Century Ambulance and Ambulette, Inc., First Help Ambulance and Ambulette, Inc., Elite Ambulance & Medical Coach, Inc., Empire Ambulance and Ambulette, Inc. and the Lenders are entitled to the benefits thereof.
                  This Note is subject to the express condition that at no time shall the maker be obligated or required to pay interest or the principal balance at a rate which could subject the payee to either civil or criminal liability as a result of being in excess of the maximum rate which the maker is permitted by law to contract or agree to pay. If, by the terms of this Note, the maker is at any time required or obligated to pay interest on the principal balance at a rate in excess of such maximum rate, the rate of interest under this Note shall be deemed to be immediately reduced to such maximum rate and interest payable hereunder shall be computed at such maximum rate, and the portion of all prior interest payments in excess of such maximum rate shall be applied and shall be deemed to have been payments in reduction of the principal balance.
                  In the event any installment required hereunder is not made within fifteen days of the due date thereof, then and in that event the holder reserves the right to assess and collect a late charge equal to six (6%) percent of the delinquent payment.
                  Any default by the maker or any of the maker's guarantors, after giving effect to all applicable cure periods, with respect to any other obligation that the maker or the guarantors may have to any of the Lenders, direct, indirect, or contingent, shall be deemed a default hereunder.
                  Upon default in the payment of any installment of principal or interest, or any sum due hereunder, the aggregate amount of the Note, remaining unpaid, at the Lenders' option, shall, without notice or demand, at once become due together with interest, late charges and reasonable attorneys fees, and any other sums required to be paid by the undersigned to the Lender pursuant to the terms of this Note.
                  In the event that the holder hereof employs counsel to collect this Note or to protect or foreclose the security given for this Note, the undersigned also agrees to pay to the holder hereof a reasonable attorney's fee for the services of such counsel, whether or not suit be brought.

                  The undersigned waives trial by jury in any litigation in any court with respect to, in connection with or arising out of the execution hereof and any instrument delivered as security for the indebtedness evidenced by this Note, e.g., Security Agreement, etc., and waives the right to interpose any setoff or counterclaim or crossclaim in connection with any such litigation, irrespective of the nature of such setoff, counterclaim or crossclaim.
                  This Note is made, executed and delivered pursuant to a certain Credit Agreement of even date between the maker herein and the Lenders, and the terms, covenants and conditions thereof are incorporated herein by reference as if set forth at length verbatim.
                  This Note may not be changed or terminated orally.


                                          COMMUNITY MEDICAL TRANSPORT, INC.



                                          By__________________________________

                              REVOLVING CREDIT NOTE

New York, New York
$1,300,000                                                    December __, 1996


                  FOR VALUE RECEIVED, COMMUNITY MEDICAL TRANSPORT, INC., a Delaware corporation authorized to do business in New York, having an office for the transaction of business at 45 Morris Street, Yonkers, New York, (hereinafter referred to as the "Company" or the "Borrower") promises to pay to FLEET BANK, N.A., a national banking association having an office for the transaction of business at 244 Westchester Avenue, White Plains, New York (hereinafter referred to as "Fleet"), or order, at the Bank's principal office or such other place as may be designated in writing by the holder of this Note, the lesser of (i) $1,300,000 or (ii) the principal sum outstanding pursuant to Section 1.2 of the Credit Agreement of even date herewith, between the parties hereto, with interest thereon at the Prime Rate of Fleet Bank ("Fleet Prime"), as announced to be in effect from time to time, plus one-half (0.50%) per cent, but in no event to exceed the maximum rate permitted by law, the principal and interest to be paid as follows:

                  Principal shall be paid not later than the
                            day of December, 1998, when the
                  entire unpaid balance of said principal and all accrued interest shall be due and payable; provided, however, that if at any time the outstanding principal shall exceed the maximum amount available pursuant to Section 1.2 of the Credit Agreement, the Borrower shall immediately repay such excess.

                  Interest shall be paid monthly upon the
                  outstanding balance commencing on the last day of December, 1996, and continuing monthly thereafter on the last day of each month.

                  Interest shall be calculated on the basis of a 360-day year, and actual days.
               The Fleet Prime is currently 8.25%.
               This Note is issued pursuant to a Credit Agreement dated as of the date hereof between the Company and the Lenders, as it may be amended from time to time, reference to which is made, among other things, as to rights of required and optional prepayments and for rights as to acceleration of the unpaid principal balance hereof before stated maturity upon the happening of certain events.
                  Any principal which shall not be paid upon maturity, whether maturing by lapse of time or by reason of default or by reason of acceleration under the provisions herein stated in the Credit Agreement delivered concurrently herewith, shall bear interest at the above rate of interest plus three (3%) per cent provided, however, that in no event shall the rate of interest accruing hereunder exceed the maximum rate allowable by law.
                  All payments made hereunder shall be applied first to late charges, then to accrued interest and the balance, if any, to reduction of principal.
                  Upon not less than five days prior written notice to the holder, the maker shall have the right to prepay the Note in whole or in part without penalty or premium.

                  IT IS HEREBY EXPRESSLY AGREED that the said principal sum secured by this Note shall become due at the option of the holder thereof on the happening of any default or event by which, under the terms of the Credit Agreement and Security Agreement securing this Note, said principal sum may or shall become due and payable; also, that all of the covenants, conditions and agreements contained in said Credit Agreement and Security Agreement are hereby made part of this instrument.
                  Presentment for payment, notice of dishonor, protest and notice are hereby waived.
                  This Note is secured by a Security Agreement, and Guarantees of Dean L. Sloane (limited to $1,000,000), Community Ambulette Service, Inc., Century Ambulance and Ambulette, Inc., First Help Ambulance and Ambulette, Inc., Elite Ambulance & Medical Coach, Inc., Empire Ambulance and Ambulette, Inc. and the Lenders are entitled to the benefits thereof.
                  This Note is subject to the express condition that at no time shall the maker be obligated or required to pay interest or the principal balance at a rate which could subject the payee to either civil or criminal liability as a result of being in excess of the maximum rate which the maker is permitted by law to contract or agree to pay. If, by the terms of this Note, the maker is at any time required or obligated to pay interest on the principal balance at a rate in excess of such maximum rate, the rate of interest under this Note shall be deemed to be immediately reduced to such maximum rate and interest payable hereunder shall be computed at such maximum rate, and the portion of all prior interest payments in excess of such maximum rate shall be applied and shall be deemed to have been payments in reduction of the principal balance.
                  In the event any installment required hereunder is not made within fifteen days of the due date thereof, then and in that event the holder reserves the right to assess and collect a late charge equal to six (6%) percent of the delinquent payment.
                  Any default by the maker or any of the maker's guarantors, after giving effect to all applicable cure periods, with respect to any other obligation that the maker or the guarantors may have to any of the Lenders, direct, indirect, or contingent, shall be deemed a default hereunder.
                  Upon default in the payment of any installment of principal or interest, or any sum due hereunder, the aggregate amount of the Note, remaining unpaid, at the Lenders' option, shall, without notice or demand, at once become due together with interest, late charges and reasonable attorneys fees, and any other sums required to be paid by the undersigned to the Lender pursuant to the terms of this Note.
                  In the event that the holder hereof employs counsel to collect this Note or to protect or foreclose the security given for this Note, the undersigned also agrees to pay to the holder hereof a reasonable attorney's fee for the services of such counsel, whether or not suit be brought.

                  The undersigned waives trial by jury in any litigation in any court with respect to, in connection with or arising out of the execution hereof and any instrument delivered as security for the indebtedness evidenced by this Note, e.g., Security Agreement, etc., and waives the right to interpose any setoff or counterclaim or crossclaim in connection with any such litigation, irrespective of the nature of such setoff, counterclaim or crossclaim.
                  This Note is made, executed and delivered pursuant to a certain Credit Agreement of even date between the maker herein and the Lenders, and the terms, covenants and conditions thereof are incorporated herein by reference as if set forth at length verbatim.
                  This Note may not be changed or terminated orally.


                                      COMMUNITY MEDICAL TRANSPORT, INC.



                                      By____________________________________

                              REVOLVING CREDIT NOTE

New York, New York
$1,300,000                                                     December __, 1996


          FOR VALUE RECEIVED, COMMUNITY MEDICAL TRANSPORT, INC., a Delaware corporation authorized to do business in New York, having an office for the transaction of business at 45 Morris Street, Yonkers, New York, (hereinafter referred to as the "Company" or the "Borrower") promises to pay to ISRAEL DISCOUNT BANK OF NEW YORK, a New York banking corporation with an office for the transaction of business located at 511 Fifth Avenue, New York, New York (hereinafter referred to as "IDB"), or order, at the Bank's principal office or such other place as may be designated in writing by the holder of this Note, the lesser of (i) $1,300,000 or (ii) the principal sum outstanding pursuant to
Section 1.2 of the Credit Agreement of even date herewith, between the parties hereto, with interest thereon at the Prime Rate of IDB ("IDB Prime"), as announced to be in effect from time to time, plus one-half (0.50%) per cent, but in no event to exceed the maximum rate permitted by law, the principal and interest to be paid as follows:

                  Principal shall be paid not later than the
                     day of December, 1998, when the entire
                  unpaid balance of said principal and all accrued interest shall be due and payable; provided, however, that if at any time the outstanding principal shall exceed the maximum amount available pursuant to
                  Section 1.2 of the Credit Agreement, the
                  Borrower shall immediately repay such
                  excess.

                  Interest shall be paid monthly upon the
                  outstanding balance commencing on the last day of December, 1996, and continuing monthly thereafter on the last day of each month.

                  Interest shall be calculated on the basis of a 360-day year, and actual days.
                  The IDB Prime is currently 8.25%.
                  This Note is issued pursuant to a Credit Agreement dated as of the date hereof between the Company and the Lenders, as it may be amended from time to time, reference to which is made, among other things, as to rights of required and optional prepayments and for rights as to acceleration of the unpaid principal balance hereof before stated maturity upon the happening of certain events.
                  Any principal which shall not be paid upon maturity, whether maturing by lapse of time or by reason of default or by reason of acceleration under the provisions herein stated in the Credit Agreement delivered concurrently herewith, shall bear interest at the above rate of interest plus three (3%) per cent provided, however, that in no event shall the rate of interest accruing hereunder exceed the maximum rate allowable by law.
                  All payments made hereunder shall be applied first to late charges, then to accrued interest and the balance, if any, to reduction of principal.
                  Upon not less than five days prior written notice to the holder, the maker shall have the right to prepay the Note in whole or in part without penalty or premium.

                  IT IS HEREBY EXPRESSLY AGREED that the said principal sum secured by this Note shall become due at the option of the holder thereof on the happening of any default or event by which, under the terms of the Credit Agreement and Security Agreement securing this Note, said principal sum may or shall become due and payable; also, that all of the covenants, conditions and agreements contained in said Credit Agreement and Security Agreement are hereby made part of this instrument.
                  Presentment for payment, notice of dishonor, protest and notice are hereby waived.
                  This Note is secured by a Security Agreement, and Guarantees of Dean L. Sloane (limited to $1,000,000), Community Ambulette Service, Inc., Century Ambulance and Ambulette, Inc., First Help Ambulance and Ambulette, Inc., Elite Ambulance & Medical Coach, Inc., Empire Ambulance and Ambulette, Inc. and the Lenders are entitled to the benefits thereof.
                  This Note is subject to the express condition that at no time shall the maker be obligated or required to pay interest or the principal balance at a rate which could subject the payee to either civil or criminal liability as a result of being in excess of the maximum rate which the maker is permitted by law to contract or agree to pay. If, by the terms of this Note, the maker is at any time required or obligated to pay interest on the principal balance at a rate in excess of such maximum rate, the rate of interest under this Note shall be deemed to be immediately reduced to such maximum rate and interest payable hereunder shall be computed at such maximum rate, and the portion of all prior interest payments in excess of such maximum rate shall be applied and shall be deemed to have been payments in reduction of the principal balance.
                  In the event any installment required hereunder is not made within fifteen days of the due date thereof, then and in that event the holder reserves the right to assess and collect a late charge equal to six (6%) percent of the delinquent payment.
                  Any default by the maker or any of the maker's guarantors, after giving effect to all applicable cure periods, with respect to any other obligation that the maker or the guarantors may have to any of the Lenders, direct, indirect, or contingent, shall be deemed a default hereunder.
                  Upon default in the payment of any installment of principal or interest, or any sum due hereunder, the aggregate amount of the Note, remaining unpaid, at the Lenders' option, shall, without notice or demand, at once become due together with interest, late charges and reasonable attorneys fees, and any other sums required to be paid by the undersigned to the Lender pursuant to the terms of this Note.
                  In the event that the holder hereof employs counsel to collect this Note or to protect or foreclose the security given for this Note, the undersigned also agrees to pay to the holder hereof a reasonable attorney's fee for the services of such counsel, whether or not suit be brought.

                  The undersigned waives trial by jury in any litigation in any court with respect to, in connection with or arising out of the execution hereof and any instrument delivered as security for the indebtedness evidenced by this Note, e.g., Security Agreement, etc., and waives the right to interpose any setoff or counterclaim or crossclaim in connection with any such litigation, irrespective of the nature of such setoff, counterclaim or crossclaim.
                  This Note is made, executed and delivered pursuant to a certain Credit Agreement of even date between the maker herein and the Lenders, and the terms, covenants and conditions thereof are incorporated herein by reference as if set forth at length verbatim.
                  This Note may not be changed or terminated orally.


                                               COMMUNITY MEDICAL TRANSPORT, INC.



                                               By_______________________________

                              TERM PROMISSORY NOTE

New York, New York
$1,200,000                                                   December 18, 1996


                  FOR VALUE RECEIVED, COMMUNITY MEDICAL TRANSPORT, INC., a Delaware corporation authorized to do business in New York, having an office for the transaction of business at 45 Morris Street, Yonkers, New York, (hereinafter referred to as the "Company" or the "Borrower") promises to pay to ATLANTIC BANK OF NEW YORK, a New York banking corporation, having its principal office at 960 Avenue of the Americas, New York, New York, 10001, (hereinafter referred to as the "Bank"), or order, at the Bank's principal office or such other place as may be designated in writing by the holder of this Note, the principal sum of $1,200,000, with interest thereon at the Benchmark Rate of Atlantic Bank of New York, as announced to be in effect from time to time, plus one-half (0.50%) per cent, but in no event to exceed the maximum rate permitted by law, the principal and interest to be paid as follows:

                  Principal shall be paid in equal quarterly installments of $100,000.00 each, commencing on the 31st day of March, 1997, and continuing quarterly thereafter on the last day of each quarter until the 18th day of December, 1999, when the entire unpaid balance of said principal and all accrued interest shall be due and payable.

                  Interest shall be paid monthly upon the
                  unpaid balance commencing on the last day of December, 1996, and continuing monthly thereafter on the last day of each month until the entire unpaid balance is repaid in full.

                  Interest shall be calculated on the basis of a 360-day year, and actual days.
                  The Benchmark Rate is currently 8.25%.
                  This Note is issued pursuant to a Credit Agreement dated as of the date hereof between the Company and the Lenders, as it may be amended from time to time, reference to which is made, among other things, as to rights of required and optional prepayments and for rights as to acceleration of the unpaid principal balance hereof before stated maturity upon the happening of certain events.
                  Any principal which shall not be paid upon maturity, whether maturing by lapse of time or by reason of default or by reason of acceleration under the provisions herein stated in the Credit Agreement delivered concurrently herewith, shall bear interest at the above rate of interest plus three (3%) per cent provided, however, that in no event shall the rate of interest accruing hereunder exceed the maximum rate allowable by law.
                  All payments made hereunder shall be applied first to late charges, then to accrued interest and the balance, if any, to reduction of principal.
                  Upon not less than five days prior written notice to the holder, the maker shall have the right to prepay the Note in whole or in part without penalty or premium.
                  IT IS HEREBY EXPRESSLY AGREED that the said principal sum secured by this Note shall become due at the option of the holder thereof on the happening of any default or event by which, under the terms of the Credit Agreement and Security Agreement securing this Note, said principal sum may or shall become due and payable; also, that all of the covenants, conditions and agreements contained in said Credit Agreement and Security Agreement are hereby made part of this instrument.
                  Presentment for payment, notice of dishonor, protest and notice are hereby waived.
                  This Note is secured by a Security Agreement, and Guarantees of Dean L. Sloane (limited to $1,000,000), Community Ambulette Service, Inc., Century Ambulance and Ambulette, Inc., First Help Ambulance and Ambulette, Inc., Elite Ambulance Medical Coach, Inc., Empire Ambulance and Ambulette, Inc. and the Lenders are entitled to the benefits thereof.
                  This Note is subject to the express condition that at no time shall the maker be obligated or required to pay interest or the principal balance at a rate which could subject the payee to either civil or criminal liability as a result of being in excess of the maximum rate which the maker is permitted by law to contract or agree to pay. If, by the terms of this Note, the maker is at any time required or obligated to pay interest on the principal balance at a rate in excess of such maximum rate, the rate of interest under this Note shall be deemed to be immediately reduced to such maximum rate and interest payable hereunder shall be computed at such maximum rate, and the portion of all prior interest payments in excess of such maximum rate shall be applied and shall be deemed to have been payments in reduction of the principal balance.
                  In the event any installment required hereunder is not made within fifteen days of the due date thereof, then and in that event the holder reserves the right to assess and collect a late charge equal to six (6%) percent of the delinquent payment.
                  Any default by the maker or any of the maker's guarantors, after giving effect to all applicable cure periods, with respect to any other obligation that the maker or the guarantors may have to Atlantic Bank of New York, direct, indirect, or contingent, shall be deemed a default hereunder.
                  Upon default in the payment of any installment of principal or interest, or any sum due hereunder, the aggregate amount of the Note, remaining unpaid, at the Lender's option, shall, without notice or demand, at once become due together with interest, late charges and reasonable attorneys fees, and any other sums required to be paid by the undersigned to the Lenders pursuant to the terms of this Note.
                  In the event that the holder hereof employs counsel to collect this Note or to protect or foreclose the security given for this Note, the undersigned also agrees to pay to the holder hereof a reasonable attorney's fee for the services of such counsel, whether or not suit be brought.
                  The undersigned waives trial by jury in any litigation in any court with respect to, in connection with or arising out of the execution hereof and any instrument delivered as security for the indebtedness evidenced by this Note, i.e. Security Agreement, etc., and waives the right to interpose any setoff or counterclaim or crossclaim in connection with any such litigation, irrespective of the nature of such setoff, counterclaim or crossclaim.
                  This Note is made, executed and delivered pursuant to a certain Credit Agreement of even date between the maker herein and the Lender, and the terms, covenants and conditions thereof are incorporated herein by reference as if set forth at length verbatim.
                  This Note may not be changed or terminated orally.


                                    COMMUNITY MEDICAL TRANSPORT, INC.



                                    By_________________________________

                              TERM PROMISSORY NOTE

New York, New York
$400,000                                                      December 18, 1996


                  FOR VALUE RECEIVED, COMMUNITY MEDICAL TRANSPORT, INC., a Delaware corporation authorized to do business in New York, having an office for the transaction of business at 45 Morris Street, Yonkers, New York, (hereinafter referred to as the "Company" or the "Borrower") promises to pay to ISRAEL DISCOUNT BANK OF NEW YORK, a New York banking corporation with an office for the transaction of business located at 511 Fifth Avenue, New York, New York (hereinafter referred to as "IDB"), or order, at the Bank's principal office or such other place as may be designated in writing by the holder of this Note, the principal sum of $400,000, with interest thereon at the Prime Rate of IDB ("IDB Prime"), as announced to be in effect from time to time, plus one-half (0.50%) per cent, but in no event to exceed the maximum rate permitted by law, the principal and interest to be paid as follows:

                  Principal shall be paid in equal quarterly installments of $33,333.33 each, commencing on the 31st day of March, 1997, and continuing quarterly thereafter on the last day of each quarter until the 18th day of December, 1999, when the entire unpaid balance of said principal and all accrued interest shall be due and payable.

                  Interest shall be paid monthly upon the
                  unpaid balance commencing on the last day of December, 1996, and continuing monthly thereafter on the last day of each month until the entire unpaid balance is repaid in full.

                  Interest shall be calculated on the basis of a 360-day year, and actual days.
               The IDB Prime is currently 8.25%.
               This Note is issued pursuant to a Credit Agreement dated as of the date hereof between the Company and the Lenders, as it may be amended from time to time, reference to which is made, among other things, as to rights of required and optional prepayments and for rights as to acceleration of the unpaid principal balance hereof before stated maturity upon the happening of certain events.
                  Any principal which shall not be paid upon maturity, whether maturing by lapse of time or by reason of default or by reason of acceleration under the provisions herein stated in the Credit Agreement delivered concurrently herewith, shall bear interest at the above rate of interest plus three (3%) per cent provided, however, that in no event shall the rate of interest accruing hereunder exceed the maximum rate allowable by law.
                  All payments made hereunder shall be applied first to late charges, then to accrued interest and the balance, if any, to reduction of principal.
                  Upon not less than five days prior written notice to the holder, the maker shall have the right to prepay the Note in whole or in part without penalty or premium.
                  IT IS HEREBY EXPRESSLY AGREED that the said principal sum secured by this Note shall become due at the option of the holder thereof on the happening of any default or event by which, under the terms of the Credit Agreement and Security Agreement securing this Note, said principal sum may or shall become due and payable; also, that all of the covenants, conditions and agreements contained in said Credit Agreement and Security Agreement are hereby made part of this instrument.
                  Presentment for payment, notice of dishonor, protest and notice are hereby waived.
                  This Note is secured by a Security Agreement, and Guarantees of Dean L. Sloane (limited to $1,000,000), Community Ambulette Service, Inc., Century Ambulance and Ambulette, Inc., First Help Ambulance and Ambulette, Inc., Elite Ambulance Medical Coach, Inc., Empire Ambulance and Ambulette, Inc. and the Lenders are entitled to the benefits thereof.
                  This Note is subject to the express condition that at no time shall the maker be obligated or required to pay interest or the principal balance at a rate which could subject the payee to either civil or criminal liability as a result of being in excess of the maximum rate which the maker is permitted by law to contract or agree to pay. If, by the terms of this Note, the maker is at any time required or obligated to pay interest on the principal balance at a rate in excess of such maximum rate, the rate of interest under this Note shall be deemed to be immediately reduced to such maximum rate and interest payable hereunder shall be computed at such maximum rate, and the portion of all prior interest payments in excess of such maximum rate shall be applied and shall be deemed to have been payments in reduction of the principal balance.
                  In the event any installment required hereunder is not made within fifteen days of the due date thereof, then and in that event the holder reserves the right to assess and collect a late charge equal to six (6%) percent of the delinquent payment.
                  Any default by the maker or any of the maker's guarantors, after giving effect to all applicable cure periods, with respect to any other obligation that the maker or the guarantors may have to Atlantic Bank of New York, direct, indirect, or contingent, shall be deemed a default hereunder.
                  Upon default in the payment of any installment of principal or interest, or any sum due hereunder, the aggregate amount of the Note, remaining unpaid, at the Lender's option, shall, without notice or demand, at once become due together with interest, late charges and reasonable attorneys fees, and any other sums required to be paid by the undersigned to the Lenders pursuant to the terms of this Note.
                  In the event that the holder hereof employs counsel to collect this Note or to protect or foreclose the security given for this Note, the undersigned also agrees to pay to the holder hereof a reasonable attorney's fee for the services of such counsel, whether or not suit be brought.
                  The undersigned waives trial by jury in any litigation in any court with respect to, in connection with or arising out of the execution hereof and any instrument delivered as security for the indebtedness evidenced by this Note, i.e. Security Agreement, etc., and waives the right to interpose any setoff or counterclaim or crossclaim in connection with any such litigation, irrespective of the nature of such setoff, counterclaim or crossclaim.
                  This Note is made, executed and delivered pursuant to a certain Credit Agreement of even date between the maker herein and the Lender, and the terms, covenants and conditions thereof are incorporated herein by reference as if set forth at length verbatim.
                  This Note may not be changed or terminated orally.


                                     COMMUNITY MEDICAL TRANSPORT, INC.



                                     By___________________________________

                              TERM PROMISSORY NOTE

New York, New York
$400,000                                                      December 18, 1996


                  FOR VALUE RECEIVED, COMMUNITY MEDICAL TRANSPORT, INC., a Delaware corporation authorized to do business in New York, having an office for the transaction of business at 45 Morris Street, Yonkers, New York, (hereinafter referred to as the "Company" or the "Borrower") promises to pay to FLEET BANK, N.A., a national banking association having an office for the transaction of business at 244 Westchester Avenue, White Plains, New York (hereinafter referred to as "Fleet") or order, at the Bank's principal office or such other place as may be designated in writing by the holder of this Note, the principal sum of $400,000, with interest thereon at the Prime Rate of Fleet Bank ("Fleet Prime"), as announced to be in effect from time to time, plus one-half (0.50%) per cent, but in no event to exceed the maximum rate permitted by law, the principal and interest to be paid as follows:

                  Principal shall be paid in equal quarterly installments of $33,333.33 each, commencing on the 31st day of March, 1997, and continuing quarterly thereafter on the last day of each quarter until the 18th day of December, 1999, when the entire unpaid balance of said principal and all accrued interest shall be due and payable.

                  Interest shall be paid monthly upon the
                  unpaid balance commencing on the last day of December, 1996, and continuing monthly thereafter on the last day of each month until the entire unpaid balance is repaid in full.

                  Interest shall be calculated on the basis of a 360-day year, and actual days.
               The Fleet Prime is currently 8.25%.
               This Note is issued pursuant to a Credit Agreement dated as of the date hereof between the Company and the Lenders, as it may be amended from time to time, reference to which is made, among other things, as to rights of required and optional prepayments and for rights as to acceleration of the unpaid principal balance hereof before stated maturity upon the happening of certain events.
                  Any principal which shall not be paid upon maturity, whether maturing by lapse of time or by reason of default or by reason of acceleration under the provisions herein stated in the Credit Agreement delivered concurrently herewith, shall bear interest at the above rate of interest plus three (3%) per cent provided, however, that in no event shall the rate of interest accruing hereunder exceed the maximum rate allowable by law.
                  All payments made hereunder shall be applied first to late charges, then to accrued interest and the balance, if any, to reduction of principal.
                  Upon not less than five days prior written notice to the holder, the maker shall have the right to prepay the Note in whole or in part without penalty or premium.
                  IT IS HEREBY EXPRESSLY AGREED that the said principal sum secured by this Note shall become due at the option of the holder thereof on the happening of any default or event by which, under the terms of the Credit Agreement and Security Agreement securing this Note, said principal sum may or shall become due and payable; also, that all of the covenants, conditions and agreements contained in said Credit Agreement and Security Agreement are hereby made part of this instrument.
                  Presentment for payment, notice of dishonor, protest and notice are hereby waived.
                  This Note is secured by a Security Agreement, and Guarantees of Dean L. Sloane (limited to $1,000,000), Community Ambulette Service, Inc., Century Ambulance and Ambulette, Inc., First Help Ambulance and Ambulette, Inc., Elite Ambulance Medical Coach, Inc., Empire Ambulance and Ambulette, Inc. and the Lenders are entitled to the benefits thereof.
                  This Note is subject to the express condition that at no time shall the maker be obligated or required to pay interest or the principal balance at a rate which could subject the payee to either civil or criminal liability as a result of being in excess of the maximum rate which the maker is permitted by law to contract or agree to pay. If, by the terms of this Note, the maker is at any time required or obligated to pay interest on the principal balance at a rate in excess of such maximum rate, the rate of interest under this Note shall be deemed to be immediately reduced to such maximum rate and interest payable hereunder shall be computed at such maximum rate, and the portion of all prior interest payments in excess of such maximum rate shall be applied and shall be deemed to have been payments in reduction of the principal balance.
                  In the event any installment required hereunder is not made within fifteen days of the due date thereof, then and in that event the holder reserves the right to assess and collect a late charge equal to six (6%) percent of the delinquent payment.
                  Any default by the maker or any of the maker's guarantors, after giving effect to all applicable cure periods, with respect to any other obligation that the maker or the guarantors may have to Atlantic Bank of New York, direct, indirect, or contingent, shall be deemed a default hereunder.
                  Upon default in the payment of any installment of principal or interest, or any sum due hereunder, the aggregate amount of the Note, remaining unpaid, at the Lender's option, shall, without notice or demand, at once become due together with interest, late charges and reasonable attorneys fees, and any other sums required to be paid by the undersigned to the Lenders pursuant to the terms of this Note.
                  In the event that the holder hereof employs counsel to collect this Note or to protect or foreclose the security given for this Note, the undersigned also agrees to pay to the holder hereof a reasonable attorney's fee for the services of such counsel, whether or not suit be brought.
                  The undersigned waives trial by jury in any litigation in any court with respect to, in connection with or arising out of the execution hereof and any instrument delivered as security for the indebtedness evidenced by this Note, i.e. Security Agreement, etc., and waives the right to interpose any setoff or counterclaim or crossclaim in connection with any such litigation, irrespective of the nature of such setoff, counterclaim or crossclaim.
                  This Note is made, executed and delivered pursuant to a certain Credit Agreement of even date between the maker herein and the Lender, and the terms, covenants and conditions thereof are incorporated herein by reference as if set forth at length verbatim.
                  This Note may not be changed or terminated orally.


                                COMMUNITY MEDICAL TRANSPORT, INC.



                                By_____________________________________

                              TERM PROMISSORY NOTE

New York, New York
$900,000                                                      December 18, 1996


                  FOR VALUE RECEIVED, COMMUNITY MEDICAL TRANSPORT, INC., a Delaware corporation authorized to do business in New York, having an office for the transaction of business at 45 Morris Street, Yonkers, New York, (hereinafter referred to as the "Company" or the "Borrower") promises to pay to ATLANTIC BANK OF NEW YORK, a New York banking corporation, having its principal office at 960 Avenue of the Americas, New York, New York, 10001, (hereinafter referred to as the "Bank"), or order, at the Bank's principal office or such other place as may be designated in writing by the holder of this Note, the principal sum of $900,000, with interest thereon at the Benchmark Rate of Atlantic Bank of New York, as announced to be in effect from time to time, plus one-half (0.50%) per cent, but in no event to exceed the maximum rate permitted by law, the principal and interest to be paid as follows:

                  Principal may be drawn, at any time prior to December 18, 1997, in amounts not to exceed 75% of the cost, as recorded on the books of the Borrower or Guarantor, as the case may be, of newly-acquired vehicles (whether through direct purchase or as part of a corporate acquisition. The procedure for borrowing will be governed by Section 1.7 of the Credit Agreement except that 1) each draw will total not less than $100,000, distributed among the Lenders pro rata, and 2) the written request shall include a statement identifying the precise vehicle(s) for which the draw is requested and the booked cost of such vehicle(s). No more than one draw per vehicle shall be permitted. The principal outstanding as of December 18, 1997 shall be paid in equal quarterly installments commencing on the 31st day of March, 1998, and continuing thereafter until the 18th day of December, 2000, when the entire unpaid balance of said principal and all accrued interest shall be due and payable.

                  Interest shall be paid monthly upon the
                  unpaid balance commencing on the last day of December, 1996, and continuing monthly thereafter on the last day of each month until the entire unpaid balance is repaid in full.

                  Interest shall be calculated on the basis of a 360-day year, and actual days.
                  The Benchmark Rate is currently 8.25%.
                  This Note is issued pursuant to a Credit Agreement dated as of the date hereof between the Company and the Lenders, as it may be amended from time to time, reference to which is made, among other things, as to rights of required and optional prepayments and for rights as to acceleration of the unpaid principal balance hereof before stated maturity upon the happening of certain events.
                  Any principal which shall not be paid upon maturity, whether maturing by lapse of time or by reason of default or by reason of acceleration under the provisions herein stated in the Credit Agreement delivered concurrently herewith, shall bear interest at the above rate of interest plus three (3%) per cent provided, however, that in no event shall the rate of interest accruing hereunder exceed the maximum rate allowable by law.

                  All payments made hereunder shall be applied first to late charges, then to accrued interest and the balance, if any, to reduction of principal.
                  Upon not less than five days prior written notice to the holder, the maker shall have the right to prepay the Note in whole or in part without penalty or premium.
                  IT IS HEREBY EXPRESSLY AGREED that the said principal sum secured by this Note shall become due at the option of the holder thereof on the happening of any default or event by which, under the terms of the Credit Agreement and Security Agreement securing this Note, said principal sum may or shall become due and payable; also, that all of the covenants, conditions and agreements contained in said Credit Agreement and Security Agreement are hereby made part of this instrument.
                  Presentment for payment, notice of dishonor, protest and notice are hereby waived.
                  This Note is secured by a Security Agreement, and Guarantees of Dean L. Sloane (limited to $1,000,000), Community Ambulette Service, Inc., Century Ambulance and Ambulette, Inc., First Help Ambulance and Ambulette, Inc., Elite Ambulance & Medical Coach, Inc., Empire Ambulance and Ambulette, Inc. and the Lenders are entitled to the benefits thereof.
                  This Note is subject to the express condition that at no time shall the maker be obligated or required to pay interest or the principal balance at a rate which could subject the payee to either civil or criminal liability as a result of being in excess of the maximum rate which the maker is permitted by law to contract or agree to pay. If, by the terms of this Note, the maker is at any time required or obligated to pay interest on the principal balance at a rate in excess of such maximum rate, the rate of interest under this Note shall be deemed to be immediately reduced to such maximum rate and interest payable hereunder shall be computed at such maximum rate, and the portion of all prior interest payments in excess of such maximum rate shall be applied and shall be deemed to have been payments in reduction of the principal balance.
                  In the event any installment required hereunder is not made within fifteen days of the due date thereof, then and in that event the holder reserves the right to assess and collect a late charge equal to six (6%) percent of the delinquent payment.
                  Any default by the maker or any of the maker's guarantors, after giving effect to all applicable cure periods, with respect to any other obligation that the maker or the guarantors may have to the Lenders, direct, indirect, or contingent, shall be deemed a default hereunder.
                  Upon default in the payment of any installment of principal or interest, or any sum due hereunder, the aggregate amount of the Note, remaining unpaid, at the Lenders' option, shall, without notice or demand, at once become due together with interest, late charges and reasonable attorneys fees, and any other sums required to be paid by the undersigned to the Lenders pursuant to the terms of this Note.

                  In the event that the holder hereof employs counsel to collect this Note or to protect or foreclose the security given for this Note, the undersigned also agrees to pay to the holder hereof a reasonable attorney's fee for the services of such counsel, whether or not suit be brought.
                  The undersigned waives trial by jury in any litigation in any court with respect to, in connection with or arising out of the execution hereof and any instrument delivered as security for the indebtedness evidenced by this Note, i.e. Security Agreement, etc., and waives the right to interpose any setoff or counterclaim or crossclaim in connection with any such litigation, irrespective of the nature of such setoff, counterclaim or crossclaim.
                  This Note is made, executed and delivered pursuant to a certain Credit Agreement of even date between the maker herein and the Lender, and the terms, covenants and conditions thereof are incorporated herein by reference as if set forth at length verbatim.
                  This Note may not be changed or terminated orally.


                                  COMMUNITY MEDICAL TRANSPORT, INC.


                                  By_____________________________________

                              TERM PROMISSORY NOTE

New York, New York
$300,000                                                      December 18, 1996


                  FOR VALUE RECEIVED, COMMUNITY MEDICAL TRANSPORT, INC., a Delaware corporation authorized to do business in New York, having an office for the transaction of business at 45 Morris Street, Yonkers, New York, (hereinafter referred to as the "Company" or the "Borrower") promises to pay to FLEET BANK, N.A., a national banking association having an office for the transaction of business at 244 Westchester Avenue, White Plains, New York (hereinafter referred to as "Fleet") or order, at the Bank's principal office or such other place as may be designated in writing by the holder of this Note, the principal sum of $300,000, with interest thereon at the Prime Rate of Fleet Bank ("Fleet Prime"), as announced to be in effect from time to time, plus one-half (0.50%) per cent, but in no event to exceed the maximum rate permitted by law, the principal and interest to be paid as follows:

                  Principal may be drawn, at any time prior to December 18, 1997, in amounts not to exceed 75% of the cost, as recorded on the books of the Borrower or Guarantor, as the case may be, of newly-acquired vehicles (whether through direct purchase or as part of a corporate acquisition. The procedure for borrowing will be governed by Section 1.7 of the Credit Agreement except that 1) each draw will total not less than $100,000, distributed among the Lenders pro rata, and 2) the written request shall include a statement identifying the precise vehicle(s) for which the draw is requested and the booked cost of such vehicle(s). No more than one draw per vehicle shall be permitted. The principal outstanding as of December 18, 1997 shall be paid in equal quarterly installments commencing on the 31st day of March, 1998, and continuing thereafter until the 18th day of December, 2000, when the entire unpaid balance of said principal and all accrued interest shall be due and payable.

                  Interest shall be paid monthly upon the
                  unpaid balance commencing on the last day of December, 1996, and continuing monthly thereafter on the last day of each month until the entire unpaid balance is repaid in full.

                  Interest shall be calculated on the basis of a 360-day year, and actual days.
                  The Fleet Prime is currently 8.25%.
                  This Note is issued pursuant to a Credit Agreement dated as of the date hereof between the Company and the Lenders, as it may be amended from time to time, reference to which is made, among other things, as to rights of required and optional prepayments and for rights as to acceleration of the unpaid principal balance hereof before stated maturity upon the happening of certain events.
                  Any principal which shall not be paid upon maturity, whether maturing by lapse of time or by reason of default or by reason of acceleration under the provisions herein stated in the Credit Agreement delivered concurrently herewith, shall bear interest at the above rate of interest plus three (3%) per cent provided, however, that in no event shall the rate of interest accruing hereunder exceed the maximum rate allowable by law.

                  All payments made hereunder shall be applied first to late charges, then to accrued interest and the balance, if any, to reduction of principal.
                  Upon not less than five days prior written notice to the holder, the maker shall have the right to prepay the Note in whole or in part without penalty or premium.
                  IT IS HEREBY EXPRESSLY AGREED that the said principal sum secured by this Note shall become due at the option of the holder thereof on the happening of any default or event by which, under the terms of the Credit Agreement and Security Agreement securing this Note, said principal sum may or shall become due and payable; also, that all of the covenants, conditions and agreements contained in said Credit Agreement and Security Agreement are hereby made part of this instrument.
                  Presentment for payment, notice of dishonor, protest and notice are hereby waived.
                  This Note is secured by a Security Agreement, and Guarantees of Dean L. Sloane (limited to $1,000,000), Community Ambulette Service, Inc., Century Ambulance and Ambulette, Inc., First Help Ambulance and Ambulette, Inc., Elite Ambulance & Medical Coach, Inc., Empire Ambulance and Ambulette, Inc. and the Lenders are entitled to the benefits thereof.
                  This Note is subject to the express condition that at no time shall the maker be obligated or required to pay interest or the principal balance at a rate which could subject the payee to either civil or criminal liability as a result of being in excess of the maximum rate which the maker is permitted by law to contract or agree to pay. If, by the terms of this Note, the maker is at any time required or obligated to pay interest on the principal balance at a rate in excess of such maximum rate, the rate of interest under this Note shall be deemed to be immediately reduced to such maximum rate and interest payable hereunder shall be computed at such maximum rate, and the portion of all prior interest payments in excess of such maximum rate shall be applied and shall be deemed to have been payments in reduction of the principal balance.
                  In the event any installment required hereunder is not made within fifteen days of the due date thereof, then and in that event the holder reserves the right to assess and collect a late charge equal to six (6%) percent of the delinquent payment.
                  Any default by the maker or any of the maker's guarantors, after giving effect to all applicable cure periods, with respect to any other obligation that the maker or the guarantors may have to the Lenders, direct, indirect, or contingent, shall be deemed a default hereunder.
                  Upon default in the payment of any installment of principal or interest, or any sum due hereunder, the aggregate amount of the Note, remaining unpaid, at the Lenders' option, shall, without notice or demand, at once become due together with interest, late charges and reasonable attorneys fees, and any other sums required to be paid by the undersigned to the Lenders pursuant to the terms of this Note.

                  In the event that the holder hereof employs counsel to collect this Note or to protect or foreclose the security given for this Note, the undersigned also agrees to pay to the holder hereof a reasonable attorney's fee for the services of such counsel, whether or not suit be brought.
                  The undersigned waives trial by jury in any litigation in any court with respect to, in connection with or arising out of the execution hereof and any instrument delivered as security for the indebtedness evidenced by this Note, i.e. Security Agreement, etc., and waives the right to interpose any setoff or counterclaim or crossclaim in connection with any such litigation, irrespective of the nature of such setoff, counterclaim or crossclaim.
                  This Note is made, executed and delivered pursuant to a certain Credit Agreement of even date between the maker herein and the Lender, and the terms, covenants and conditions thereof are incorporated herein by reference as if set forth at length verbatim.
                  This Note may not be changed or terminated orally.


                             COMMUNITY MEDICAL TRANSPORT, INC.


                             By______________________________________

                              TERM PROMISSORY NOTE

New York, New York
$300,000                                                       December 18, 1996


                  FOR VALUE RECEIVED, COMMUNITY MEDICAL TRANSPORT, INC., a Delaware corporation authorized to do business in New York, having an office for the transaction of business at 45 Morris Street, Yonkers, New York, (hereinafter referred to as the "Company" or the "Borrower") promises to pay to ISRAEL DISCOUNT BANK OF NEW YORK, a New York banking corporation with an office for the transaction of business located at 511 Fifth Avenue, New York, New York (hereinafter referred to as "IDB"), or order, at the Bank's principal office or such other place as may be designated in writing by the holder of this Note, the principal sum of $300,000, with interest thereon at the Prime Rate of IDB ("IDB Prime"), as announced to be in effect from time to time, plus one-half (0.50%) per cent, but in no event to exceed the maximum rate permitted by law, the principal and interest to be paid as follows:

                  Principal may be drawn, at any time prior to December 18, 1997, in amounts not to exceed 75% of the cost, as recorded on the books of the Borrower or Guarantor, as the case may be, of newly-acquired vehicles (whether through direct purchase or as part of a corporate acquisition. The procedure for borrowing will be governed by Section 1.7 of the Credit Agreement except that 1) each draw will total not less than $100,000, distributed among the Lenders pro rata, and 2) the written request shall include a statement identifying the precise vehicle(s) for which the draw is requested and the booked cost of such vehicle(s). No more than one draw per vehicle shall be permitted. The principal outstanding as of December 18, 1997 shall be paid in equal quarterly installments commencing on the 31st day of March, 1998, and continuing thereafter until the 18th day of December, 2000, when the entire unpaid balance of said principal and all accrued interest shall be due and payable.

                  Interest shall be paid monthly upon the
                  unpaid balance commencing on the last day of December, 1996, and continuing monthly thereafter on the last day of each month until the entire unpaid balance is repaid in full.

                  Interest shall be calculated on the basis of a 360-day year, and actual days.
                  The IDB Prime is currently 8.25%.
                  This Note is issued pursuant to a Credit Agreement dated as of the date hereof between the Company and the Lenders, as it may be amended from time to time, reference to which is made, among other things, as to rights of required and optional prepayments and for rights as to acceleration of the unpaid principal balance hereof before stated maturity upon the happening of certain events.
                  Any principal which shall not be paid upon maturity, whether maturing by lapse of time or by reason of default or by reason of acceleration under the provisions herein stated in the Credit Agreement delivered concurrently herewith, shall bear interest at the above rate of interest plus three (3%) per cent provided, however, that in no event shall the rate of interest accruing hereunder exceed the maximum rate allowable by law.

                  All payments made hereunder shall be applied first to late charges, then to accrued interest and the balance, if any, to reduction of principal.
                  Upon not less than five days prior written notice to the holder, the maker shall have the right to prepay the Note in whole or in part without penalty or premium.
                  IT IS HEREBY EXPRESSLY AGREED that the said principal sum secured by this Note shall become due at the option of the holder thereof on the happening of any default or event by which, under the terms of the Credit Agreement and Security Agreement securing this Note, said principal sum may or shall become due and payable; also, that all of the covenants, conditions and agreements contained in said Credit Agreement and Security Agreement are hereby made part of this instrument.
                  Presentment for payment, notice of dishonor, protest and notice are hereby waived.
                  This Note is secured by a Security Agreement, and Guarantees of Dean L. Sloane (limited to $1,000,000), Community Ambulette Service, Inc., Century Ambulance and Ambulette, Inc., First Help Ambulance and Ambulette, Inc., Elite Ambulance & Medical Coach, Inc., Empire Ambulance and Ambulette, Inc. and the Lenders are entitled to the benefits thereof.
                  This Note is subject to the express condition that at no time shall the maker be obligated or required to pay interest or the principal balance at a rate which could subject the payee to either civil or criminal liability as a result of being in excess of the maximum rate which the maker is permitted by law to contract or agree to pay. If, by the terms of this Note, the maker is at any time required or obligated to pay interest on the principal balance at a rate in excess of such maximum rate, the rate of interest under this Note shall be deemed to be immediately reduced to such maximum rate and interest payable hereunder shall be computed at such maximum rate, and the portion of all prior interest payments in excess of such maximum rate shall be applied and shall be deemed to have been payments in reduction of the principal balance.
                  In the event any installment required hereunder is not made within fifteen days of the due date thereof, then and in that event the holder reserves the right to assess and collect a late charge equal to six (6%) percent of the delinquent payment.
                  Any default by the maker or any of the maker's guarantors, after giving effect to all applicable cure periods, with respect to any other obligation that the maker or the guarantors may have to the Lenders, direct, indirect, or contingent, shall be deemed a default hereunder.
                  Upon default in the payment of any installment of principal or interest, or any sum due hereunder, the aggregate amount of the Note, remaining unpaid, at the Lenders' option, shall, without notice or demand, at once become due together with interest, late charges and reasonable attorneys fees, and any other sums required to be paid by the undersigned to the Lenders pursuant to the terms of this Note.

                  In the event that the holder hereof employs counsel to collect this Note or to protect or foreclose the security given for this Note, the undersigned also agrees to pay to the holder hereof a reasonable attorney's fee for the services of such counsel, whether or not suit be brought.
                  The undersigned waives trial by jury in any litigation in any court with respect to, in connection with or arising out of the execution hereof and any instrument delivered as security for the indebtedness evidenced by this Note, i.e. Security Agreement, etc., and waives the right to interpose any setoff or counterclaim or crossclaim in connection with any such litigation, irrespective of the nature of such setoff, counterclaim or crossclaim.
                  This Note is made, executed and delivered pursuant to a certain Credit Agreement of even date between the maker herein and the Lender, and the terms, covenants and conditions thereof are incorporated herein by reference as if set forth at length verbatim.
                  This Note may not be changed or terminated orally.


                                               COMMUNITY MEDICAL TRANSPORT, INC.


                                               By_______________________________